UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-22933

(Investment Company Act file number)

Griffin Institutional Access Real Estate Fund

(Exact name of Registrant as specified in charter)

Griffin Capital Plaza

1520 E. Grand Avenue

El Segundo, CA 90245

(Address of principal executive offices)

(310) 469.6100

(Registrant’s telephone number, including area code)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Copy to:

Terrence O. Davis, Esq.

Greenberg Traurig, LLP

Terminus 200

3333 Piedmont Road, NE, Suite 2500

Atlanta, GA 30305

Date of fiscal year end: September 30

Date of reporting period: October 1, 2020 – March 31, 2021

Item 1. Reports to Stockholders.

GRIFFIN CAPITAL

MARCH 31, 2021

Griffin Institutional Access® Real Estate Fund

Semi-Annual Report

ELECTRONIC REPORTS DISCLOSURE

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on the Fund’s website (www.griffincapital.com), and you will be notified electronically or by mail, depending on your elections, each time a report is posted and provided with a website link to access the report.

You may elect to receive all future reports in paper, free of charge. If you invest directly with the Fund, you can call the Fund toll-free at 1-888-926-2688 or visit www.griffincapital.com/investor-login to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund sponsor if you invest directly with a fund.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive electronic delivery of shareholder reports and other communications by: (i) calling the Fund toll-free at 1-888-926-2688 or visiting www.griffincapital.com/investor-login, if you invest directly with the Fund, or (ii) contacting your financial intermediary, if you invest through a financial intermediary. Please note that not all financial intermediaries may offer this service.

Table of Contents

Shareholder Letter	2
Portfolio Update	14
Schedule of Investments	16
Statement of Assets and Liabilities	20
Statement of Operations	21
Statements of Changes in Net Assets	22
Statement of Cash Flows	24
Financial Highlights	25
Notes to Financial Statements	35
Additional Information	44
Service Providers	45
Privacy Notice	46

Dear Fellow Shareholders,

We are pleased to present the Griffin Institutional Access® Real Estate Fund (the “Fund”) semi-annual report.

We greatly appreciate the support of our shareholders, and we will remain true to the Fund’s stated objective of delivering returns comprised of income and appreciation with moderate volatility and low correlation to the broader markets. From the Fund’s inception on June 30, 2014 through March 31, 2021, the Fund’s load-waived Class A shares (NASDAQ: GIREX) generated a(n)1:

●	Total cumulative return of 46.20% and a 5.79% annualized return
●	Sharpe ratio of 1.59
●	Standard deviation of 3.09%, which is in line with the standard deviation of the Bloomberg Barclays U.S. Aggregate Bond Index
●	Alpha of 3.31%[2]
●	Beta of 0.12[2]

Randy I. Anderson,

Ph.D., CRE

Chief Executive Officer

Griffin Capital Asset

Management Company, LLC

Portfolio Manager &

Founding Partner

Griffin Institutional Access

Real Estate Fund

Since our last update, the velocity of COVID-19 vaccine distribution has increased, and as a result, infection rates have declined from peak levels and the economy has continued its post-pandemic recovery. Though risks associated with COVID-19 remain, we are optimistic that we are closer to the end of the volatility related to the pandemic. Lower infection rates, which have allowed for a degree of normalization and reopening across the U.S., coupled with coordinated monetary and fiscal stimulus, have propelled economic growth following the steep GDP decline observed during the second quarter of 2020. Additionally, labor markets have made significant progress towards recovery. The March 2021 unemployment rate (U-3) tightened to 6.0%, above the pre-pandemic reading, but well off the 14.8% high-water mark observed in April 20203. More recently, market participants have shifted their focus from forecasting the pace of the economic recovery and market stabilization to refining their inflation expectations and estimating the associated downstream effects on financial markets. This recent activity, combined with a moderate rise in interest rates, has resulted in rotation out of longer-duration securities (fixed-rate debt and growth equities) into floating rate debt, value stocks, and alternative investments, such as real estate, which may provide a degree of insulation against inflation.

We are observing several trends within commercial real estate property markets, some of which are primarily driven by strong secular growth and may present compelling investment opportunities. We believe multifamily, industrial, and specialty properties are positioned well to benefit from these secular growth trends in 2021. Multifamily assets continue to show signs of recovery with a strong fourth quarter 2020 absorption of approximately 56,000 units4. Multifamily assets may also stand to benefit from favorable demographic demand drivers moving forward. Demand for industrial assets is expected to remain strong with the accelerated shift toward e-commerce and the general digitization of retail. Specialty properties, especially those within the life sciences sector, have been thrown into the spotlight in the wake of the pandemic. Highly specialized lab and flexible lab space remain in high demand and interest in this sector is expected to continue moving forward. To that end, over 75% of the Fund’s private equity portfolio is allocated within these high-conviction sectors as of April 1, 2021 in an effort to take advantage of strong potential growth. Additionally, the Fund’s private real estate debt allocation, which performed well throughout 2020, may be poised for strong performance in 2021 as traditional lenders tend to be less present after periods of market volatility, leaving opportunities for private debt funds to lend at attractive terms.

Past performance is not indicative of future results. All metrics are based on load-waived Class A shares and do not reflect any sales charge. The maximum sales charge for Class A shares is 5.75%. If the data reflected the deduction of such charges, the performance would be lower. The Fund offers five share classes: GIREX - Class A, GCREX - Class C, GRIFX - Class I, GLREX - Class L, and GMREX - Class M. For more information on the differences in share classes, refer to the applicable prospectus, which can be found at: www.griffincapital.com.

Due to financial statement adjustments, performance information presented herein for the Fund differs from the Fund’s financial highlights which are prepared in accordance with U.S. GAAP. Such differences generally are attributable to valuation adjustments to certain of the Fund’s investments which are reflected in the financial statements.

During 2020, the Fund invested over $555 million into private investment opportunities across 13 different institutional managers. This capital was invested in line with our high-conviction investment themes noted previously. In fact, 97% of the $555 million-plus invested by the Fund into private securities was placed into private debt or equity positions within multifamily, industrial, and specialty properties. Since inception, the Fund has delivered positive returns in 24 of 26 quarters with annualized volatility (standard deviation profile) of 3.09%, which approximates the Bloomberg Barclays U.S. Aggregate Bond Index (3.17%) as of March 31, 20211. The volatility observed during 2020 led to attractive entry points within public markets which the Fund was able to take advantage of throughout the year. Additionally, the Fund’s investments in multifamily, industrial, and specialty properties, along with investments in private real estate debt, were all positive contributors to overall performance. During the trailing one-year period ending March 31, 2021, the Fund generated a return of 6.24%1. More recently, since the start of 2021, the Fund has generated a 3.42% return through March 31, 2021, a stark contrast to other income-generating securities such as investment grade bonds, which delivered a -3.37% return during the same period1. We believe the Fund’s diversified, core, multi-manager structure is well suited for today’s investment environment where dispersion across markets and sectors should provide opportunities for active management5.

Moving forward, we believe the combination of economic growth and relatively low interest rates driven by accommodative fiscal and monetary policy should provide a supportive environment for the real estate sector. The Fund is positioned well to take advantage of secular growth trends within direct property markets, as well as pricing dislocations which may exist in publicly traded real estate securities. Further, we believe that real estate may play a key role within a mixed-asset portfolio as yields across many income-generating securities remain depressed relative to historical levels, and the prospect of inflation may present challenges moving forward. Real estate has historically served as a hedge against inflation and has been used as an important asset allocation tool by both institutional and individual investors to generate tax-efficient income. For these reasons, we believe the asset class remains relatively attractive. In fact, a recent survey conducted by the Pension Real Estate Association showed that 46% of institutional investors plan to increase their allocation to real estate over the next two years versus only 7% that expect it to decrease6. While we do not believe timing the market is a prudent asset allocation strategy, we do believe that today represents an attractive entry point for real estate and that an allocation may play an important role within a mixed-asset portfolio.

On behalf of the entire Griffin Capital team, we thank you for your continued confidence.

Sincerely,

Randy I. Anderson, Ph.D., CRE

Chief Executive Officer, Griffin Capital Asset Management Company, LLC

Portfolio Manager and Founding Partner, Griffin Institutional Access Real Estate Fund

Griffin Institutional Access Real Estate Fund is a closed-end interval fund. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. There is no secondary market for the Fund’s shares and none is expected to develop.

Diversification does not eliminate the risk of experiencing investment losses. Holdings and allocations are subject to change without notice.

Represents the views of Griffin Capital at the time of this letter and is subject to change.

PRIVATE FUND DIVERSIFICATION AS OF APRIL 1, 2021

(UNAUDITED)

The Fund’s investment objective is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. To achieve this goal the Fund diversifies its holdings by property type, geography and fund manager.

Overall Portfolio Exposure

Geographic Diversification9

Allocation, Sector, Geographic Diversification, and holdings are subject to change. Diversification does not eliminate the risk of experiencing investment losses.

PRIVATE FUND DIVERSIFICATION AS OF APRIL 1, 2021

Property Sector	Percentage of Total Fund Assets	Percentage of Private Fund Assets[9]	Highlights[9]
Multifamily	23.26%	35.31%	630 apartment investments which are comprised of over 181,000 units diversified across high growth markets.
Private Real Estate Equity	17.73%	26.91%
Private Real Estate Debt	5.53%	8.40%
Office	14.24%	21.64%	297 high-quality office investments in diverse, high-demand metropolitan areas representing over 120 million square feet of space.
Private Real Estate Equity	6.75%	10.26%
Private Real Estate Debt	7.49%	11.38%
Industrial	13.15%	19.96%	2,045 investments boasting over 632 million square feet of industrial assets including facilities that support the fast-growing e-commerce logistics industries.
Private Real Estate Equity	11.90%	18.07%
Private Real Estate Debt	1.25%	1.89%
Specialty	7.04%	10.67%	108 healthcare/life sciences and government office investments, comprised of over 20 million square feet of lab and office space serving medical, research, and government tenants across the country.
Private Real Estate Equity	6.79%	10.30%
Private Real Estate Debt	0.25%	0.37%
Retail	4.01%	6.09%	265 investments with more than 63 million square feet of retail space.
Private Real Estate Equity	2.64%	4.01%
Private Real Estate Debt	1.37%	2.08%
Other	2.38%	3.61%	244 investments, comprised of self-storage facilities, parking garages, and land.
Private Real Estate Equity	0.87%	1.32%
Private Real Estate Debt	1.51%	2.29%
Hospitality	1.79%	2.72%	23 hospitality investments, representing over 7,300 keys across the country.
Private Real Estate Equity	0.03%	0.04%
Private Real Estate Debt	1.76%	2.68%

Allocation, Sector, Geographic Diversification, and holdings are subject to change. Diversification does not eliminate the risk of experiencing investment losses.

For purposes of the Investment Company Act of 1940 (the “1940 Act”), the Fund is classified as a non-diversified fund, which means the Fund may invest more than 5% of its total assets in the securities of one or more issuers. However, among the number of issuers, the Fund seeks exposure across multiple sectors of the real estate industry (e.g., industrial, office, and multifamily) and geographic locations. As used herein, the terms “diversify,” “diversified,” and “diversification” are meant to reference that variety and not the Fund’s diversification status under the 1940 Act.

PRIVATE FUND SUMMARIES (UNAUDITED)8

AEW Core Property Trust is an open-end core fund that seeks to invest in high-quality assets located in top-tier markets with a heavy emphasis on income, liquidity and strong long-term fundamentals. AEW Core Property Trust uses a research-based approach to target markets with high barriers to entry – physical, governmental, or economic – in addition to population and job growth potential.
American Core Realty Fund is a diversified open-end commingled fund that invests primarily in high-quality core income-producing office, industrial, retail, and multifamily properties. The American Core Realty Fund focuses its investment activity throughout the United States in major metropolitan markets that are innovation hubs containing high concentrations of our nation’s globally competitive industries and that benefit from highly educated/professional human capital.
ARES Real Estate Enhanced Income Fund is an open-end real estate debt fund with a principal objective to generate current income with an emphasis on principal protection by creating a diversified portfolio of first mortgage loans secured by commercial real estate across major property types, which primarily includes multifamily, industrial, retail, office and hospitality properties. The ARES Real Estate Enhanced Income Fund will focus on the disciplined origination of first mortgage loans secured by commercial real estate assets with strong sponsorship and located in major markets within the United States.
Barings Core Property Fund is a U.S. open-end, diversified core fund that focuses on the four traditional property types and hotels. The Barings Core Property Fund is managed with an emphasis on research, targeting “barrier” markets, which are perceived to reduce the risk of oversupply and offer potential for outsized rent growth and appreciation.
BGO Diversified US Property Fund is an open-end core real estate private equity fund that invests in a portfolio of institutional-quality real estate assets in the U.S. BGO Diversified’s investment strategy is focused on maintaining stable income, building a diversified modern portfolio, using moderate leverage, and providing superior liquidity. BGO Diversified upholds a strong commitment to the principles of Responsible Property Investing.
BlackRock U.S. Core Property Fund is a diversified core private REIT with an investment objective to provide current income with the potential for long-term capital appreciation. The BlackRock U.S. Core Property Fund aims to beat its stated benchmark, the NFI-ODCE, while producing real estate returns and liquidity appropriate for a core fund.
Brookfield Senior Mezzanine Real Estate Finance Fund is an open-end senior real estate debt fund focused on providing primarily floating rate financing secured by commercial property primarily located in the U.S. and secured by generally well-leased/light transitional commercial real estate properties that generate significant cash flow. Brookfield Senior Mezzanine Real Estate Finance Fund will primarily focus on creating investment positions by originating floating rate whole loans, syndicating the first mortgage and retaining the mezzanine exposure.
CBRE U.S. Core Partners is an open-end core fund that purchases and operates high-quality, income-producing office, industrial, retail, and multifamily assets in select major U.S. metropolitan markets that exhibit strong growth demographics.
Clarion Gables Multifamily Trust provides investors access to a high-quality multifamily portfolio with a best-in-class operator and fund manager. Gables is a market-leading, vertically integrated multifamily real estate company with a 34-year history in the management, construction, development, acquisition and disposition of multifamily communities in the United States.
Clarion Lion Industrial Trust is a private REIT focused on the industrial property sector in North America. Clarion Lion Industrial Trust invests primarily in big-box warehouse and distribution centers, with an emphasis on large, core industrial markets throughout the United States.
Clarion Lion Properties Fund is a core private REIT with interests in a diversified portfolio of primarily institutional quality real estate assets and related investments located throughout the U.S. The investment objective is to provide a strong income return with potential for long-term capital appreciation.
Cortland Growth and Income Fund, a leading southern United States focused multifamily owner and operator, is a domestic multifamily open-end core-plus fund focused on acquiring best-in-class, income producing properties in U.S. growth markets.
CrossHarbor Strategic Debt Fund is an open-end debt fund that seeks to generate compelling risk-adjusted current and total returns for investors by originating and managing first mortgage loans secured by core, core-plus, and value-add commercial real estate located throughout the United States.
GWL U.S. Property Fund is an open-end real estate fund consisting of a diversified portfolio of institutional quality, income producing assets broadly allocated by property type and geographic location. GWL U.S. Property Fund employs a core-plus strategy intertwined with a disciplined risk management process in seeking to achieve its performance objectives.
Hancock U.S. Real Estate Fund is a U.S. open-end core-plus fund that will target properties located in major U.S. markets, with the objective of preserving capital while delivering a combination of income and long-term capital appreciation. The Hancock U.S. Real Estate Fund will target an allocation of 60% core-plus assets and 40% core investments.
Heitman America Real Estate Trust is an open-end core commingled fund. Heitman America Real Estate Trust’s core strategy encompasses stabilized investments with low-to-moderate leverage and seeks to objectively minimize risk through diversification in property type, geographic location, and tenant composition.
Heitman Core Real Estate Debt Income Trust is an open-ended, commingled fund, that originates and services first mortgage loans secured by income-producing U.S. commercial real estate. Heitman Core Real Estate Debt Income Trust will seek to originate senior debt financing to high-quality real estate operators in both primary and specialty property sectors.

Holdings are subject to change without notice.

JP Morgan U.S. Real Estate Core Mezzanine Debt Fund pursues a disciplined, income-producing strategy achieved primarily by investing in a portfolio of real estate and real estate-related assets, consisting of mezzanine debt, B-notes, mortgages, and preferred equity investments. It focuses on the four primary property types including office, multifamily, industrial, and retail, owned and operated by experienced and financially capable sponsors with strong performance experience across investment cycles.
Morgan Stanley Prime Property Fund is an open-end core fund with a focus on office, retail, multifamily, industrial, self-storage and hotel properties located in major real estate markets throughout the United States.
Oaktree Real Estate Income Fund is an open-ended fund that targets investments in commercial real estate, primarily office, multifamily and industrial assets. Oaktree Real Estate Income Fund intends to create value by investing in assets that require modest leasing and capital expenditures.
Prologis Targeted U.S. Logistics Fund launched in 2004 as an open-ended, co-investment venture formed by Prologis to partner with institutional investors in acquiring, operating, and disposing of high-quality logistics facilities in key target markets across the U.S. The Fund seeks enhanced returns through actively managing, repositioning and renovating portfolio-owned assets.
PGIM Real Estate U.S. Debt Fund is an open-end debt fund that seeks to originate and service first mortgage and subordinate debt, fixed and floating rate loans, secured by stable income producing properties or properties exhibiting light transitional characteristics. PGIM Real Estate U.S. Debt Fund will focus on the four main property types in the top 30 MSAs and intends to provide secure income returns from investing in a low risk, low volatility portfolio of real estate debt, with a focus on capital preservation and stability of income.
Prudential PRISA is organized as a perpetual life, open-ended, commingled fund to invest primarily in core, well-leased, operating real estate assets located in the United States, with an emphasis on income. PRISA is Prudential Real Estate Investors (“PREI”) flagship fund, and represents one of the oldest and largest U.S. core real estate funds available in the marketplace.
RREEF America REIT II is a core private REIT that provides an average risk exposure to the core real estate market, but does so with significantly different allocations than the index – heavily overweight to industrial assets and the West.
Sentinel Real Estate Fund is a multifamily focused, core private REIT that emphasizes acquisitions of stabilized assets with in-place income with the goal of providing a substantial portion of investor returns in the form of distributed cash.
Stockbridge Smart Markets Fund is an open-end core fund that aims to capture performance in excess of the ODCE Index by acquiring assets in “smart markets” characterized by educated, stable and fast-growing employment bases. The Smart Market Fund’s target market strategy is based on the principle that real estate demand is dependent on jobs which are increasingly being created where there are educated workforces in the U.S.
TA Realty Core Property Fund invests and operates a diversified portfolio of commercial real estate assets across industrial, multifamily, office and retail property types. TA Realty Core Property Fund has three primary objectives: build and operate a first-class portfolio of institutional quality core real estate assets, generate consistent outperformance versus industry benchmarks and provide outstanding client service to investors.
TCM CRE Credit Fund intends to focus primarily on investing in a diversified portfolio of primarily U.S. commercial real estate debt investments, generally within the mezzanine position of the capital stack. Trawler Capital Management Commercial Real Estate Credit Fund will focus on building and maintaining a portfolio of assets that are intended to provide strong risk-adjusted returns in all cycles, with emphasis on stable cash flows.
UBS Trumbull Property Fund is an open-end, diversified Core fund focusing on the four main property types, with a small exposure to hotels. UBS Trumbull Property Fund focuses on top markets for high-quality core institutional real estate assets.
USAA U.S. Government Building Fund seeks to provide investors with attractive, risk-adjusted returns generated by the acquisition, build-to-suit development and operation of buildings located in the United States and leased or intended to be leased to U.S. federal, state and local governments and government agencies and departments.
Ventas Life Science and Healthcare Real Estate Fund is an open-ended investment vehicle formed by Ventas, Inc. to invest in high-quality healthcare properties, with a focus on the life science, medical office building, and seniors housing asset classes, in target markets primarily in the United States. The Fund’s primary objective is to generate attractive returns and cash flow with an emphasis on long-term capital growth through investment focused on the healthcare real estate sector.
Voya Commercial Mortgage Lending Fund is a perpetual life, open-ended, commercial mortgage debt fund. The Fund’s investment objective is to generate consistent current income with attractive risk-adjusted returns, while seeking to preserve capital through risk management of the portfolio of commercial mortgage loans and balance sheet management at the Fund level. The Fund will seek generally to achieve its investment objective by applying disciplined credit underwriting to identify and originate a diversified pool of commercial real estate loans located throughout the U.S., in primary, secondary and select tertiary markets.

Holdings are subject to change without notice.

FUND SUB-ADVISERS (UNAUDITED)

Aon Investments USA

Aon Investments USA Inc., an Aon Company, provides research and advisory services to the portion of the Fund’s investment portfolio that is allocated to private real estate funds. Partnering with Aon Investments USA, a global leader ($3.4 trillion in assets under advisement as of September 30, 2020) within the institutional advisory services space, provides Griffin Capital Advisor with the same level of research and due diligence as the nation’s top endowments, universities and pension funds.

CenterSquare Investment Management

CenterSquare Investment Management LLC (“CenterSquare”) manages the portion of the Fund’s investment portfolio that is allocated to public real estate securities. CenterSquare has been managing real estate securities portfolios since 1995, across multiple strategies and market cycles and had approximately $12.1 billion in real estate assets under management as of December 31, 2020.

Griffin Capital Advisor, LLC along with CenterSquare Investment Management have designed a public market strategy in line with the objectives of the Fund with a focus on identifying public real estate securities whose current prices are below their intrinsic values. CenterSquare Investment Management has been managing real estate securities portfolios since 1995 across multiple strategies and market cycles.

ENDNOTES

1.	Past performance is not indicative of future results. Fund inception date: 6/30/14. Data source: Morningstar Direct. Performance data uses the Fund’s load-waived, Class A share (NASDAQ: GIREX) and reflects the reinvestment of dividends and other distributions. As of March 31, 2021, the Fund’s load-waived, Class A share had a one- year return of 6.24% and a five-year annualized return of 4.84%. Since the Fund’s inception on 6/30/14 through 3/31/21, the Fund’s load-waived Class A shares had a standard deviation of 3.09%; the S&P recorded a standard deviation of 14.35% over the same period. Due to financial statement adjustments, performance information presented herein for the Fund differs from the Fund’s financial highlights which are prepared in accordance with U.S. GAAP.

2.	Calculation benchmark: S&P 500.

3.	Source: Bureau of Labor Statistics; U.S. Department of Labor.

4.	Source: CBRE Econometric Advisors as of Q4 2020.

5.	The Fund is “non-diversified” under the Investment Company Act of 1940 (the “1940 Act”) since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. For purposes of the 1940 Act, the Fund is classified as a non-diversified fund, which means the Fund may invest more than 5% of its total assets in the securities of one or more issuers. However, among the number of issuers, the Fund seeks exposure across multiple sectors of the real estate industry (e.g., industrial, office, and multifamily) and geographic locations. As used herein, the terms “diversify,” “diversified,” and “diversification” are meant to reference that variety and not the Fund’s diversification status under the 1940 Act. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

6.	Source: 2021 PREA Investment Intentions Survey.

7.	Represents (i) the Fund’s direct holdings in publicly traded, real estate-related securities; (ii) the Fund’s holdings in private funds and if applicable, registered investment companies in which the underlying holdings are generally publicly traded; and (iii) cash and short-term investments. Holdings and allocations are subject to change without notice.

8.	Represents the Fund’s direct holdings in private funds in which the underlying holdings of each respective private fund generally consist of real estate-related interests that are not publicly traded. Holdings and allocations are subject to change without notice.

9.	Metrics express the Fund’s portfolio allocated to private funds in which the underlying holdings of such private funds generally consist of real estate-related interests that are not publicly traded as of April 1, 2021. Underlying data and statistics of the Fund’s private real estate exposure as of December 31, 2020. Holdings are subject to change without notice. Diversification does not eliminate the risk of experiencing investment losses.

GLOSSARY (UNAUDITED)

Alpha: A measure of risk-adjusted return implying how much a fund/manager outperformed its benchmark, given its risk profile.

Annualized Return: Calculated by annualizing cumulative return (i.e., adjusting it for a period of one year). Annualized return includes capital appreciation and assumes a reinvestment of dividends and distributions.

Basis Point: One basis point is equal to 1/100th of 1%, or 0.01%.

Beta: A measure of systematic risk (volatility), or the sensitivity of a fund to movements in a benchmark. A beta of 1 implies that you can expect the movement of a fund’s return series to match that of the benchmark used to measure beta. A value of less than 1 implies that the fund is less volatile than the index.

Bloomberg Barclays U.S. Aggregate Bond Index: Measures the performance of the U.S. investment grade bond market.

Correlation: A statistical measure of how two securities move in relation to each other. A correlation ranges from -1 to 1. A positive correlation of 1 implies that as one security moves, either up or down, the other security will move in lockstep, in the same direction. A negative correlation of -1 indicates that the securities will move in the opposite direction. If the correlation is 0, the movements of the securities are said to have no correlation; they are completely random.

Cumulative Return: The compound return of an investment. It includes capital appreciation and assumes a reinvestment of dividends and distributions.

Dry Powder: Refers to cash reserves for purchasing assets or making investments.

NASDAQ: An electronic stock market listing over 5,000 companies. The NASDAQ stock market comprises two separate markets, namely the Nasdaq National Market, which trades large, active securities and the NASDAQ Smallcap Market that trades emerging growth companies.

Net Asset Value (NAV): Represents a fund’s per-share price. NAV is calculated by dividing a fund’s total net assets by its number of shares outstanding.

S&P 500: An index based on market cap of the 500 largest companies having stock listed on the New York Stock Exchange (NYSE) or NASDAQ.

Sharpe Ratio: Measures risk-adjusted returns by calculating the excess return (above the risk free rate) per unit of risk (standard deviation). The higher the ratio, the better the risk-adjusted returns. The average 3 month U.S. Treasury T-bill auction was used as the risk free rate in this material.

Standard Deviation: Measures the average deviations of a return series from its mean, and is often used as a measure of volatility/risk. A large standard deviation implies that there have been large swings in the return series of the manager.

IMPORTANT DISCLOSURES (UNAUDITED)

This is neither an offer to sell nor a solicitation to purchase any security. Investors should carefully consider the investment objectives, risks, charges and expenses of Griffin Institutional Access® Real Estate Fund (the “Fund”). This and other important information about the Fund is contained in the prospectus, which can be obtained by visiting www.griffincapital.com. Please read the prospectus carefully before investing.

All Morningstar calculations and metrics are based on monthly data. CALCULATIONS AND METRICS REFLECT A LOAD-WAIVED, CLASS A SHARE (NASDAQ: GIREX). Investors of the load-waived class A share do not pay a front-end sales load/charge. The Fund offers multiple different classes of shares. An investment in any share class of the Fund represents an investment in the same assets of the Fund. However, the purchase restrictions, ongoing fees, expenses, and performance for each share class are different.

Past performance is not indicative of future results. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed. Performance includes reinvestment of distributions and reflects management fees and other expenses. Assets and securities contained within indices and peer funds may be different than the assets and securities contained in the Fund and will therefore have different risk and reward profiles. An investment cannot be made in an index, which is unmanaged and has returns that do not reflect any trading, management or other costs. The Fund return does not reflect the deduction of all fees, including third-party brokerage commissions or third-party investment advisory fees paid by investors to a financial intermediary for brokerage services. If the deduction of such fees was reflected, the performance would be lower. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The most recent performance is available at www.griffincapital. com or by calling 888.926.2688.

The Fund is a closed-end interval fund, the shares have no history of public trading, nor is it intended that the shares will be listed on a public exchange at this time. No secondary market is expected to develop for the Fund’s shares. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% and no more than 25% of the Fund’s shares outstanding at net asset value. There is no guarantee that an investor will be able to sell all the shares that the investor desires to sell in the repurchase offer. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. Due to these restrictions, an investor should consider an investment in the Fund to be of limited liquidity. The Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Fund and should be viewed as a long-term investment. Investing in the Fund is speculative and involves a high degree of risk, including the risks associated with leverage and the risk of a substantial loss of investment. There is no guarantee that the investment strategies will work under all market conditions. You should carefully consider which class of shares to purchase.

The Fund’s inception date was 6/30/2014. Per the Fund’s prospectus dated February 1, 2021, the total annual expense ratio is 2.00% for Class A shares. The Adviser and Fund have entered into an expense limitation agreement until at least February 1, 2022 under which the Adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) to the extent that they exceed 1.91% for Class A shares. The maximum sales charge is 5.75% for Class A shares.

Investors in the Fund should understand that the net asset value (“NAV”) of the Fund will fluctuate, which may result in a loss of the principal amount invested. The Fund’s investments may be negatively affected by the broad investment environment and capital markets in which the Fund invests, including the real estate market, the debt market and/or the equity securities market. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. This will cause the value of the Fund’s shares to increase or decrease. The ability of the Fund to achieve its investment objective depends, in part, on the ability of the Adviser to allocate effectively the assets of the Fund among the various securities and investments in which the Fund invests. There can be no assurance that the actual allocations will be effective in achieving the Fund’s investment objective or delivering positive returns. The Fund is “non-diversified” under the Investment Company Act of 1940 since changes in the financial condition or market value of a single issuer may cause a greater fluctuation in the Fund’s net asset value than in a “diversified” fund. Diversification does not eliminate the risk of experiencing investment losses. Holdings are subject to change without notice. The Fund is not intended to be a complete investment program.

The Fund will not invest in real estate directly, but, because the Fund will concentrate its investments in securities of REITs and other real estate industry issuers, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. The value of companies engaged in the real estate industry is affected by: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates and leverage. The value of securities of companies in the real estate industry may go through cycles of relative underperformance and outperformance in comparison to equity securities markets in general. By investing in the Fund, a shareholder will not be deemed to be an investor in any underlying fund and will not have the ability to exercise any rights attributable to an investor in any such underlying fund related to their investment. The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. Also, once an investment is made in a Private Investment Fund, neither the Adviser nor any Sub-Adviser will be able to exercise control over investment decisions made by the Private Investment Fund. The Fund may invest in securities of other investment companies, including ETFs. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests, in addition to the management fees (and other expenses) paid by the Fund.

The Fund is advised by Griffin Capital Advisor, LLC (“GCA”). GCA is registered as an investment adviser with the SEC pursuant to the provisions of the Investment Advisers Act of 1940, as amended (the “Advisers Act”). GCA is an indirect majority-owned subsidiary of Griffin Capital Company, LLC. The Fund’s private real estate funds allocation is sub-advised by Aon Investments USA Inc. (“Aon”), an Aon Company. Aon is registered as an investment adviser with the SEC pursuant to the provisions of the Advisers Act. The Fund’s public real estate securities allocation is sub-advised by CenterSquare Investment Management LLC (“CenterSquare”). CenterSquare is an investment adviser registered with the SEC pursuant to the provisions of the Advisers Act. Registration with the SEC does not constitute an endorsement by the SEC nor does it imply a certain level of skill or training.

This material has been distributed for informational purposes only. The views and information discussed in this commentary are as of the date of publication, are subject to change without notification of any kind, and may not reflect the writer’s current views. The views expressed represent an assessment of market conditions at a specific point in time, are opinions only and should not be relied upon as investment advice regarding a particular investment or markets in general. Such information does not constitute a recommendation to buy or sell specific securities or investment vehicles. It should not be assumed that any investment will be profitable or will equal the performance of the fund(s) or any securities or any sectors mentioned herein. The subject matter contained herein has been derived from several sources believed to be reliable and accurate, but not guaranteed, at the time of compilation. Griffin Capital Securities, LLC does not accept any liability for losses either direct or consequential caused by the use of this information.

This semi-annual report may contain certain forward-looking statements. Such forward-looking statements can generally be identified by our use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from the expectations, intentions, beliefs, plans or predictions of the future expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to: uncertainties relating to changes in general economic and real estate conditions; uncertainties relating to the implementation of our investment strategy; uncertainties relating to capital proceeds; and other risk factors as outlined in the Fund’s prospectus, statement of additional information, annual report and semi-annual report filed with the U.S. Securities and Exchange Commission (the “SEC”).

The Fund’s distribution policy is to make quarterly distributions to shareholders. A portion of the Fund’s distributions includes return of capital. Please refer to the Fund’s most recent Section 19(a) notice, available at www.griffincapital. com, and the Fund’s semi-annual or annual reports filed with the SEC for additional information regarding the composition of distributions. Shareholders should not assume that the source of a distribution from the Fund is net profit. Future distributions may include return of capital. Although such distributions are not currently taxable, such distributions will have the effect of lowering a shareholder’s tax basis in the shares which will result in a higher tax liability when the shares are sold, even if they have not increased in value, or, in fact, have lost value. Distributions are not guaranteed.

During the six months ending March 31, 2021, the Fund paid distributions of $100,483,292 to its investors, consisting of distributions of $39,566,206 paid and $60,917,086 that was reinvested through the Fund’s distribution reinvestment program. During that period, the Fund recorded dividends and distributions from the Fund’s underlying investments totaling $66,299,027, and realized gains on its investments totaling $28,671,711, and fees and expenses of $40,346,819.

The Fund’s most recent annualized distribution rate as of March 31, 2021 was 5.22%. A portion of the distribution included a return of capital. Distributions paid may exceed and, from time to time, have exceeded the Fund’s total return less fees and expenses of the Fund during some periods due to changes in market conditions affecting components of the Fund’s total return, including unrealized appreciation. Please reference the performance table below to view the Fund’s historical returns. Additionally, the Fund’s performance can always be found on the Griffin Capital website (www.griffincapital.com). The following chart presents the quarterly changes to the NAV, total return, and cumulative total return for load-waived Class A shares since inception.1

Period Ending	NAV Return	Total Return	Cumulative Total Return
6/30/14	N/A	N/A	N/A
9/30/14	0.44%	1.65%	1.65%
12/31/14	2.11%	3.40%	5.10%
3/31/15	0.98%	2.28%	7.50%
6/30/15	-1.24%	0.06%	7.56%
9/30/15	1.13%	2.47%	10.21%
12/31/15	1.01%	2.34%	12.79%
3/31/16	1.00%	2.33%	15.42%
6/30/16	0.95%	2.28%	18.05%
9/30/16	-0.04%	1.28%	19.57%
12/31/16	-0.26%	1.05%	20.83%
3/31/17	-0.15%	1.17%	22.24%
6/30/17	0.26%	1.59%	24.18%
9/30/17	0.00%	1.32%	25.83%
12/31/17	0.90%	2.23%	28.64%
3/31/18	-0.97%	0.34%	29.08%
6/30/18	1.24%	2.58%	32.41%
9/30/18	0.11%	1.43%	34.31%
12/31/18	-1.04%	0.27%	34.67%
3/31/19	2.10%	3.45%	39.33%
6/30/19	0.15%	1.47%	41.38%
9/30/19	0.40%	1.73%	43.82%
12/31/19	-0.11%	1.21%	45.56%
3/31/20	-6.70%	-5.46%	37.61%
6/30/20	-2.63%	-1.34%	35.77%
9/30/20	0.00%	1.33%	37.57%
12/31/20	1.41%	2.76%	41.37%
3/31/21	2.07%	3.42%	46.20%

Griffin Institutional Access Real Estate Fund	Portfolio Update

March 31, 2021 (Unaudited)

Performance (for the periods ended March 31, 2021)

	6 Month	1 Year	3 Year	5 Year	Since Inception	Inception Date
Griffin Institutional Access Real Estate Fund – A – With Load*	0.00%	0.91%	2.39%	3.58%	4.90%	6/30/14
Griffin Institutional Access Real Estate Fund – A – Without Load	6.09%	7.08%	4.44%	4.81%	5.83%	6/30/14
Griffin Institutional Access Real Estate Fund – C – With Load**	4.71%	5.27%	3.67%	4.03%	4.41%	8/7/15
Griffin Institutional Access Real Estate Fund – C – Without Load	5.71%	6.27%	3.67%	4.03%	4.41%	8/7/15
Griffin Institutional Access Real Estate Fund – I – NAV	6.29%	7.39%	4.71%	5.09%	5.46%	8/7/15
Griffin Institutional Access Real Estate Fund – M – NAV	5.86%	6.55%	3.94%	N/A	4.39%	11/16/16
Griffin Institutional Access Real Estate Fund – L – With Load***	1.52%	2.29%	2.72%	N/A	3.25%	4/24/17
Griffin Institutional Access Real Estate Fund – L – Without Load	6.04%	6.84%	4.21%	N/A	4.39%	4/24/17
S&P 500® Total Return Index	19.07%	56.35%	16.78%	16.29%	13.27%	6/30/14
Bloomberg Barclays U.S. Aggregate Bond Index	-2.73%	0.71%	4.65%	3.10%	3.12%	6/30/14

*	Adjusted for initial maximum sales charge of 5.75%.

**	Adjusted for contingent deferred sales charge of 1.00%.

***	Adjusted for initial maximum sales charge of 4.25%.

The S&P 500® Total Return Index is an unmanaged index of 500 common stocks chosen for market size, liquidity and industry group representation. It is a market-value weighted index. The index is not actively managed and does not reflect any deduction for fees, expenses or taxes.

The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as the Barclays Capital U.S. Aggregate Bond Index) is a market value-weighted index of investment grade fixed-rated debt issues, including government, corporate, asset-backed and mortgage-backed securities with a maturity of one year or more.

Indexes are not actively managed and do not reflect deduction for fees, expenses or taxes. An investor cannot invest directly into an index.

The returns shown above do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares. The returns shown are net of applicable share class fees.

The performance data quoted above represents past performance. Past performance is not indicative of future results. Investment return and value of the Fund shares will fluctuate so that an investor’s shares, when sold or redeemed, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Fund performance is available by calling 1-888-926-2688 or by visiting www.griffincapital.com.

Class A shares are offered subject to a maximum sales charge of 5.75% of the offering price. Class C, Class I and Class M shares are offered at net asset value. Class L shares are offered subject to a maximum sales charge of 4.25% of the offering price. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. The Fund’s investment adviser has contractually agreed to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses), to the extent that they exceed 1.91%, 2.66%, 1.66%, 2.41% and 2.16% per annum of the Fund’s average daily net assets attributable to Class A, Class C, Class I, Class M and Class L shares, respectively. The Expense Limitation Agreement will remain in effect at least until February 1, 2022, for Class A, Class C, Class I, Class L and Class M shares, unless and until the Board approves its modification or termination. Per the Fund's most recent prospectus, the total expense ratio after recoupment, if applicable, is 2.00%, 2.75%, 1.75%, 2.49%, and 2.23% for Class A, Class C, Class I, Class M and Class L, respectively. Please review the Fund’s Prospectus for more details regarding the Fund’s fees and expenses. No assurances can be given that the Fund will pay a distribution in the future; or, if any such distribution is paid, the amount or rate of the distribution.

14	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Portfolio Update

March 31, 2021 (Unaudited)

Performance of $10,000 Initial Investment (as of March 31, 2021)

The graph shown above represents historical performance of a hypothetical investment of $10,000 in the Fund since inception. Past performance is not indicative of future results. All returns reflect reinvested dividends, but do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Sector Allocation (as a % of Net Assets)

Private Investment Funds	69.29%
Publicly Traded Securities	24.50%
Preferred Stocks	2.20%
Short Term Investments	0.17%
Other	3.84%
TOTAL	100.00%

Semi-Annual Report | March 31, 2021	15

Griffin Institutional Access Real Estate Fund	Schedule of Investments

March 31, 2021 (Unaudited)

Description	Shares	Value (Note 2)
REAL ESTATE INVESTMENT TRUSTS (93.79%)

Private Investment Funds (69.29%)*
AEW Core Property Trust (U.S.), Inc.	25,125	$25,678,961
American Core Realty Fund, L.P.	241	29,794,818
Ares Real Estate Enhanced Income Fund, L.P.	N/A	65,410,252
Barings Core Property Fund, L.P.	93,395	12,346,843
BGO Diversified US Property Fund, L.P.	22,758	52,378,400
BlackRock US Core Property Fund	N/A	9,819,429
Brookfield Senior Mezzanine Real Estate Finance Fund	103,100	106,184,438
CBRE U.S. Core Partners, L.P.	57,556,725	83,910,854
Clarion Gables Multifamily Trust, L.P.	88,035	111,539,094
Clarion Lion Industrial Trust, L.P.	65,367	159,823,293
Clarion Lion Properties Fund, L.P.	135,102	208,960,728
Cortland Growth and Income Fund, L.P.	158,985	185,576,384
CrossHarbor Strategic Debt Fund, L.P.	N/A	96,450,071
GWL U.S. Property Fund, L.P.	N/A	23,778,444
Hancock U.S. Real Estate Fund, L.P.	25,582	35,180,948
Heitman America Real Estate Trust, L.P.	19,795	23,460,065
Heitman Core Real Estate Debt Income Trust	123,315	124,132,016
JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	778,483	79,603,116
Morgan Stanley Prime Property Fund	9,695	183,304,385
Oaktree Real Estate Income Fund, L.P.	N/A	124,189,450
PGIM Real Estate US Debt Fund, L.P.	68,369	85,133,167
Principal Real Estate Liquid Debt Fund, L.P.	3,435,515	90,583,896
PRISA, L.P.	19,776	35,905,107
Prologis Targeted U.S. Logistics Fund, L.P.	34,887	70,240,855
RREEF America REIT II, Inc.	99,360	12,552,108
Sentinel Real Estate Fund, L.P.	705	65,880,486
Stockbridge Smart Markets Fund, L.P.	32,639	51,647,657
TA Realty Core Property Fund, L.P.	101,640	119,400,517
TCM CRE Credit Fund, L.P.	102,290	102,918,854
UBS Trumbull Property Fund	1,689	16,510,534
USAA US Government Building Fund, LLC	N/A	58,558,218
Ventas Life Science And Healthcare Real Estate Fund	155,111	175,250,805
Voya Commercial Mortgage Lending Fund, L.P.	N/A	60,471,253
		2,686,575,446

Publicly Traded Securities (24.50%)
Acadia Realty Trust	532,670	10,104,750
Agree Realty Corp.	215,694	14,518,363
Alexandria Real Estate Equities, Inc.	56,470	9,278,021
American Assets Trust, Inc.	159,620	5,178,073
American Campus Communities, Inc.	621,498	26,830,069
American Tower Corp.	43,190	10,325,001
Americold Realty Trust	450,040	17,313,039
Apple Hospitality REIT, Inc.	382,342	5,570,723
AvalonBay Communities, Inc.	181,758	33,536,169
Brixmor Property Group, Inc.	835,054	16,893,142
Broadstone Net Lease, Inc., Class A	485,970	8,893,251
Columbia Property Trust, Inc.	474,850	8,119,935
Cousins Properties, Inc.	580,280	20,512,898
CyrusOne, Inc.	134,860	9,132,719
Digital Realty Trust, Inc.	208,975	29,432,039

16	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Schedule of Investments

March 31, 2021 (Unaudited)

Description	Shares	Value (Note 2)
Publicly Traded Securities (continued)
Diversified Healthcare Trust	599,500	$2,865,610
Douglas Emmett, Inc.	339,744	10,667,962
Duke Realty Corp.	523,410	21,946,581
Empire State Realty Trust, Inc., Class A	233,272	2,596,317
EPR Properties	129,660	6,040,859
Equinix, Inc.	97,010	65,927,026
Equity Residential	386,380	27,676,399
Essex Property Trust, Inc.	89,407	24,304,399
Extra Space Storage, Inc.	149,750	19,849,363
Federal Realty Investment Trust	119,137	12,086,449
First Industrial Realty Trust, Inc.	386,390	17,692,798
Gaming and Leisure Properties, Inc.	178,884	7,590,048
Healthpeak Properties, Inc.	266,520	8,459,345
Host Hotels & Resorts, Inc.	1,259,864	21,228,708
Invitation Homes, Inc.	1,532,895	49,037,311
JBG SMITH Properties	504,086	16,024,894
Kilroy Realty Corp.	187,190	12,285,280
Life Storage, Inc.	315,075	27,080,696
Medical Properties Trust, Inc.	839,950	17,874,136
Mid-America Apartment Communities, Inc.	63,160	9,117,778
Outfront Media, Inc.	342,200	7,470,226
Park Hotels & Resorts, Inc.	61,150	1,319,617
Prologis, Inc.	631,940	66,985,640
Public Storage	54,710	13,500,240
Realty Income Corp.	112,840	7,165,340
Regency Centers Corp.	275,202	15,606,705
Retail Properties of America, Inc., Class A	928,681	9,732,577
Rexford Industrial Realty, Inc.	191,070	9,629,928
Ryman Hospitality Properties, Inc.	122,806	9,518,693
Sabra Health Care REIT, Inc.	677,270	11,757,407
SBA Communications Corp.	82,934	23,018,332
Simon Property Group, Inc.	113,270	12,886,728
SL Green Realty Corp.	48,080	3,365,119
STORE Capital Corp.	335,866	11,251,511
Sun Communities, Inc.	160,540	24,087,422
UDR, Inc.	582,551	25,550,687
Ventas, Inc.	232,265	12,389,015
VEREIT, Inc.	581,770	22,467,957
VICI Properties, Inc.	318,893	9,005,538
Welltower, Inc.	661,600	47,390,408
		950,089,241

TOTAL REAL ESTATE INVESTMENT TRUSTS
(Cost $3,261,884,166)		3,636,664,687

Description	Coupon Rate	Shares	Value (Note 2)
PREFERRED STOCKS (2.20%)(a)
(2.20%)
American Homes 4 Rent, Series E	6.35%	102,000	2,586,720
American Homes 4 Rent, Series H	6.25%	168,197	4,524,499
DiamondRock Hospitality Co., Series A	8.25%	35,000	982,800
Digital Realty Trust, Inc., Series K	5.85%	146,365	4,064,556

Semi-Annual Report | March 31, 2021	17

Griffin Institutional Access Real Estate Fund	Schedule of Investments

March 31, 2021 (Unaudited)

Description	Coupon Rate	Shares	Value (Note 2)
Digital Realty Trust, Inc., Series L	5.20%	46,000	$1,225,900
EPR Properties, Series G	5.75%	23,000	579,600
Federal Realty Investment Trust, Series C	5.00%	84,860	2,239,455
Hersha Hospitality Trust, Series C	6.88%	70,089	1,701,060
Hersha Hospitality Trust, Series D	6.50%	20,200	490,658
Kimco Realty Corp., Series L	5.13%	8,000	210,320
Kimco Realty Corp., Series M	5.25%	73,000	1,922,090
National Retail Properties, Inc., Series F	5.20%	190,000	4,864,000
National Storage Affiliates Trust, Series A	6.00%	139,933	3,697,030
Pebblebrook Hotel Trust, Series C	6.50%	30,843	774,468
Pebblebrook Hotel Trust, Series E	6.38%	116,000	2,857,080
PS Business Parks, Inc., Series X	5.25%	46,000	1,200,140
PS Business Parks, Inc., Series Z	4.88%	145,000	3,845,400
Public Storage, Series H	5.60%	50,000	1,389,500
Public Storage, Series J	4.70%	17,000	455,770
Public Storage, Series L	4.63%	165,000	4,431,900
QTS Realty Trust, Inc., Series A	7.13%	107,000	2,991,720
Rexford Industrial Realty, Inc., Series A	5.88%	120,138	3,035,875
Rexford Industrial Realty, Inc., Series B	5.88%	58,000	1,492,340
Rexford Industrial Realty, Inc., Series C	5.63%	41,027	1,079,831
Saul Centers, Inc., Series D	6.13%	107,000	2,748,830
Saul Centers, Inc., Series E	6.00%	59,702	1,546,282
Seritage Growth Properties, Series A	7.00%	150,653	3,468,032
SITE Centers Corp., Series A	6.38%	177,000	4,566,600
Spirit Realty Capital, Inc., Series A	6.00%	176,734	4,656,941
Summit Hotel Properties, Inc., Series E	6.25%	96,432	2,367,406
Sunstone Hotel Investors, Inc., Series E	6.95%	127,000	3,213,100
Sunstone Hotel Investors, Inc., Series F	6.45%	70,000	1,771,000
Urstadt Biddle Properties, Inc., Series H	6.25%	90,000	2,268,000
VEREIT, Inc., Series F	6.70%	74,106	1,868,212
Vornado Realty Trust, Series K	5.70%	160,000	4,038,400

TOTAL PREFERRED STOCKS
(Cost $79,291,775)			85,155,515

	7-Day Yield	Shares	Value (Note 2)
SHORT TERM INVESTMENT (0.17%)
Federated Hermes Treasury Obligations Fund, Class IS	0.01%	6,421,118	6,421,118

TOTAL SHORT TERM INVESTMENT
(Cost $6,421,118)			6,421,118

TOTAL INVESTMENTS (96.16%)
(Cost $3,347,597,059)			$3,728,241,320

Other Assets In Excess Of Liabilities (3.84%)			149,062,677
NET ASSETS (100.00%)			$3,877,303,997

(a)	These securities have no contractual maturity date, are not redeemable and contractually pay an indefinite stream of dividends.

18	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Schedule of Investments

March 31, 2021 (Unaudited)

Common Abbreviations:

LLC - Limited Liability Company

L.P. - Limited Partnership

REIT - Real Estate Investment Trust

*	Additional Information on Investments in Private Investment Funds:

Value	Description	Redemption Frequency	Redemption Notice (Days)	Unfunded Commitments as of March 31, 2021
$25,678,961	AEW Core Property Trust (U.S.), Inc.	Quarterly	45	$0
29,794,818	American Core Realty Fund, L.P.	Quarterly	10	0
65,410,252	Ares Real Estate Enhanced Income Fund, L.P.	Quarterly	90	0
12,346,843	Barings Core Property Fund, L.P.	Quarterly	30	0
52,378,400	BGO Diversified US Property Fund, L.P.	Quarterly	N/A**	0
9,819,429	BlackRock US Core Property Fund	Quarterly	60	0
106,184,438	Brookfield Senior Mezzanine Real Estate Finance Fund	Quarterly	90	22,998,806
83,910,854	CBRE U.S. Core Partners, L.P.	Quarterly	60	0
111,539,094	Clarion Gables Multifamily Trust, L.P.	Quarterly	90	0
159,823,293	Clarion Lion Industrial Trust, L.P.	Quarterly	90	20,000,000
208,960,728	Clarion Lion Properties Fund, L.P.	Quarterly	90	0
185,576,384	Cortland Growth and Income Fund, L.P.	Quarterly	90	0
96,450,071	CrossHarbor Strategic Debt Fund, L.P.	Quarterly	90	0
23,778,444	GWL U.S. Property Fund, L.P.	Quarterly	90	0
35,180,948	Hancock U.S. Real Estate Fund, L.P.	Quarterly	60	0
23,460,065	Heitman America Real Estate Trust, L.P.	Quarterly	90	0
124,132,016	Heitman Core Real Estate Debt Income Trust	Quarterly	90	20,000,000
79,603,116	JPM U.S. Real Estate Mezzanine Debt Fund, L.P.	Quarterly	60	15,153,500
183,304,385	Morgan Stanley Prime Property Fund	Quarterly	90	0
124,189,450	Oaktree Real Estate Income Fund, L.P.	Quarterly	90	0
85,133,167	PGIM Real Estate US Debt Fund, L.P.	Quarterly	90	0
90,583,896	Principal Real Estate Liquid Debt Fund, L.P.	Monthly	10	0
35,905,107	PRISA, L.P.	Quarterly	90	0
70,240,855	Prologis Targeted U.S. Logistics Fund, L.P.	Quarterly	90	0
12,552,108	RREEF America REIT II, Inc.	Quarterly	45	0
65,880,486	Sentinel Real Estate Fund, L.P.	Quarterly	N/A**	0
51,647,657	Stockbridge Smart Markets Fund, L.P.	Quarterly	45	0
119,400,517	TA Realty Core Property Fund, L.P.	Quarterly	45	0
102,918,854	TCM CRE Credit Fund, L.P.	Quarterly	90	26,500,000
16,510,534	UBS Trumbull Property Fund	Quarterly	60	0
58,558,218	USAA US Government Building Fund, LLC	Quarterly	60	0
175,250,805	Ventas Life Science And Healthcare Real Estate Fund	Quarterly	90	0
60,471,253	Voya Commercial Mortgage Lending Fund, L.P.	Quarterly	90	0
$2,686,575,446				$104,652,306

**	Written notice required for redemption, no minimum timeline required.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	19

Griffin Institutional Access Real Estate Fund	Statement of Assets and Liabilities

March 31, 2021 (Unaudited)

ASSETS
Investments, at fair value (Cost $3,347,597,059)	$3,728,241,320
Cash	126,725,304
Dividend receivable	23,487,632
Pre-funded asset commitment(a)	5,853,814
Receivable for shares sold	4,798,652
Receivable for investments sold	1,403,144
Prepaid expenses and other assets	153,399
Total Assets	3,890,663,265
LIABILITIES
Payable for investment advisory fees (Note 3)	4,903,183
Payable for investments purchased	2,849,224
Payable for distribution fees (Note 3)	944,119
Payable for transfer agency fees (Note 3)	331,345
Payable for shareholder servicing fees (Note 3)	269,937
Payable for lines of credit interest (Note 6)	127,075
Payable for legal fees	110,640
Payable for administration fees (Note 3)	109,766
Payable for custody fees	53,998
Payable for trustees' fees (Note 3)	45,179
Payable for audit and tax fees	12,475
Accrued expenses and other liabilities	3,602,327
Total Liabilities	13,359,268
NET ASSETS	$3,877,303,997
NET ASSETS CONSIST OF
Paid-in capital	$3,479,762,865
Total distributable earnings	397,541,132
NET ASSETS	$3,877,303,997
PRICING OF SHARES
Class A:
Net asset value	$25.76
Net assets	$705,951,710
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	27,400,175
Maximum offering price per share ((NAV/0.9425), based on maximum sales charge of 5.75% of the offering price)	$27.33
Class C:
Net asset value and maximum offering price	$24.71
Net assets	$493,720,162
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	19,977,373
Class I:
Net asset value and maximum offering price	$26.14
Net assets	$1,617,975,313
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	61,906,955
Class M:
Net asset value and maximum offering price	$25.22
Net assets	$977,076,537
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	38,737,830
Class L:
Net asset value	$25.55
Net assets	$82,580,275
Shares of beneficial interest outstanding (unlimited number of shares, no par value common stock authorized)	3,232,500
Maximum offering price per share ((NAV/0.9575), based on maximum sales charge of 4.25% of the offering price)	$26.68

(a)	JPM U.S. Real Estate Mezzanine Debt Fund, L.P., may require Limited Partners to make pre-funded capital contributions between quarterly drawdown dates, for credit as of the first day following the next quarter date. Investment units were subsequently credited to the Fund on April 1, 2021.

See Notes to Financial Statements.

20	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statement of Operations

For the Six Months
Ended March 31,
2021 (Unaudited)
INVESTMENT INCOME
Dividend Income	66,299,027
Total Investment Income	66,299,027

EXPENSES
Investment advisory fees (Note 3)	28,727,866
Administration fees (Note 3)	618,279
Transfer agency fees (Note 3)	882,240
Shareholder servicing fees (Note 3):
Class A	873,579
Class C	614,884
Class L	99,482
Distribution fees (Note 3):
Class C	1,844,653
Class M	3,562,479
Class L	99,482
Interest expense (Note 6)	1,482,656
Reports to shareholders and printing fees	580,751
Legal fees	273,374
Custody fees	99,286
Insurance fees	93,745
Trustees' fees (Note 3)	90,742
State registration fees	72,157
SEC registration fees	63,304
Compliance service fees (Note 3)	54,317
Audit and tax fees	12,475
Other expenses	39,857
Total Expenses	40,185,608
Expense recoupment of previously waived fees (Note 3)	161,211
Net Investment Income	25,952,208
Net realized gain on investments	28,671,711
Net change in unrealized appreciation on investments	173,339,445
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS	202,011,156
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$227,963,364

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	21

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2021 (Unaudited)	For the Year Ended September 30, 2020
OPERATIONS:
Net investment income	$25,952,208	$54,340,648
Net realized gain/(loss) on investments and long-term capital gain distributions from other investments	28,671,711	(160,395,866)
Net change in unrealized appreciation/(depreciation) on investments	173,339,445	(78,436,140)
Net Increase/(Decrease) in Net Assets Resulting from Operations	227,963,364	(184,491,358)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From distributable earnings	–	(11,217,395)
From return of capital	(18,602,744)	(31,152,341)
Class C
From distributable earnings	–	(7,201,941)
From return of capital	(12,886,109)	(20,341,353)
Class I
From distributable earnings	–	(22,220,126)
From return of capital	(41,722,992)	(65,288,868)
Class M
From distributable earnings	–	(11,896,230)
From return of capital	(25,131,065)	(36,960,896)
Class L
From distributable earnings	–	(928,324)
From return of capital	(2,140,382)	(3,045,393)
Total Distributions to Shareholders	(100,483,292)	(210,252,867)
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Shares sold	22,801,987	141,333,948
Distributions reinvested	11,069,834	23,711,348
Shares redeemed	(77,491,389)	(139,056,725)
Exchanged out	(10,072,495)	(92,007,643)
Class C
Shares sold	11,124,219	81,929,996
Distributions reinvested	7,547,374	16,030,646
Shares redeemed	(35,980,249)	(74,781,484)
Exchanged out	(2,937,822)	(5,639,213)
Class I
Shares sold	133,270,055	456,751,216
Distributions reinvested	20,853,210	42,478,149
Shares redeemed	(234,801,842)	(328,458,174)
Exchanged in	17,948,366	140,118,543
Class M
Shares sold	38,080,211	249,642,265
Distributions reinvested	19,965,483	39,615,004
Shares redeemed	(48,864,305)	(55,504,294)
Exchanged out	(4,278,076)	(4,105,874)
Class L
Shares sold	3,667,998	26,720,072
Distributions reinvested	1,481,185	2,792,460
Shares redeemed	(2,723,735)	(5,728,428)
Exchanged out	(659,973)	(38,365,813)
Net Increase/(Decrease) in Net Assets Derived from Beneficial Interest Transactions	(129,999,964)	477,475,999
Net increase/(decrease) in net assets	(2,519,892)	82,731,774

See Notes to Financial Statements.

22	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Statements of Changes in Net Assets

	For the Six Months Ended March 31, 2021 (Unaudited)	For the Year Ended September 30, 2020
NET ASSETS:
Beginning of period	3,879,823,889	3,797,092,115
End of period	$3,877,303,997	$3,879,823,889

Other Information
BENEFICIAL INTEREST TRANSACTIONS:
Class A
Beginning shares	29,505,770	32,142,589
Shares sold	900,015	5,241,802
Distributions reinvested	437,990	930,476
Shares redeemed	(3,047,096)	(5,313,837)
Shares transferred out	(396,504)	(3,495,260)
Net decrease in shares outstanding	(2,105,595)	(2,636,819)
Ending shares	27,400,175	29,505,770
Class C
Beginning shares	20,802,789	20,206,313
Shares sold	456,424	3,137,134
Distributions reinvested	310,950	650,609
Shares redeemed	(1,472,442)	(2,970,780)
Shares transferred out	(120,348)	(220,487)
Net increase/(decrease) in shares outstanding	(825,416)	596,476
Ending shares	19,977,373	20,802,789
Class I
Beginning shares	64,327,639	53,290,893
Shares sold	5,179,800	16,787,615
Distributions reinvested	813,545	1,646,834
Shares redeemed	(9,109,237)	(12,602,940)
Shares transferred in	695,208	5,205,237
Net increase/(decrease) in shares outstanding	(2,420,684)	11,036,746
Ending shares	61,906,955	64,327,639
Class M
Beginning shares	38,533,911	29,940,573
Shares sold	1,528,772	9,339,187
Distributions reinvested	806,035	1,580,554
Shares redeemed	(1,960,317)	(2,162,000)
Shares transferred out	(170,571)	(164,403)
Net increase in shares outstanding	203,919	8,593,338
Ending shares	38,737,830	38,533,911
Class L
Beginning shares	3,161,055	3,678,857
Shares sold	146,279	996,164
Distributions reinvested	59,036	110,403
Shares redeemed	(107,933)	(220,524)
Shares transferred out	(25,937)	(1,403,845)
Net increase/(decrease) in shares outstanding	71,445	(517,802)
Ending shares	3,232,500	3,161,055

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	23

Griffin Institutional Access Real Estate Fund	Statement of Cash Flows

For the Six Months Ended March 31, 2021 (Unaudited)
Operating Activities:
Net increase in net assets resulting from operations	$227,963,364
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchase of investments	(715,026,523)
Proceeds from sale of investments	909,564,705
Net proceeds from short-term investments	124,250,769
Net realized gain on investments	(28,671,711)
Net change in unrealized appreciation(depreciation) on investments	(173,339,445)
Change in operating assets and liabilities:
Dividend receivables	2,999,663
Pre-funded asset commitment	(322,337)
Prepaid expenses and other assets	(18,573)
Payable for investment advisory fees	215,128
Payable for distribution fees	46,629
Payable for shareholder servicing fees	(2,453)
Payable for transfer agency fees	(266)
Payable for lines of credit interest	7,475
Payable for administration fees	3,105
Payable for trustees' fees	179
Payable for legal fees	(7,084)
Payable for audit and tax fees	(11,025)
Payable for custody fees	19,398
Payable for compliance service fees	(35,143)
Accrued expenses and other liabilities	1,173,271
Net cash provided by operating activities	348,809,126

Financing Activities:
Proceeds from shares sold	207,623,075
Cost of shares redeemed	(399,861,520)
Distributions paid to shareholders	(39,566,206)
Net cash used in financing activities	(231,804,651)

Cash and cash equivalents, beginning of period	$9,720,829
Cash and cash equivalents, end of period	$126,725,304

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:
Non-cash financing activities not included herein consist of reinvestment of distributions of:	$60,917,086
Cash paid during the period for interest from bank borrowing:	$1,475,181

See Notes to Financial Statements.

24	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Net asset value, beginning of period	$24.93		$27.36	$26.94	$26.65	$26.63	$25.97

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.19		0.38	0.39	0.38	0.28	0.24
Net realized and unrealized gain/(loss)	1.31		(1.46)	1.46	1.32	1.14	1.81
Total from investment operations	1.50		(1.08)	1.85	1.70	1.42	2.05

DISTRIBUTIONS:
From net investment income	–		(0.36)	–	–	–	(0.02)
From net realized gain on investments	–		–	(0.54)	(0.20)	(0.30)	(0.32)
Return of capital	(0.67)		(0.99)	(0.89)	(1.21)	(1.10)	(1.05)
Total distributions(b)(c)	(0.67)		(1.35)	(1.43)	(1.41)	(1.40)	(1.39)

Net increase/(decrease) in net asset value	0.83		(2.43)	0.42	0.29	0.02	0.66
Net asset value, end of period	$25.76		$24.93	$27.36	$26.94	$26.65	$26.63
TOTAL RETURN(d)	6.09%		(3.96)%	7.05%	6.54%	5.47%	8.07%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$705,952		$735,511	$879,401	$714,880	$639,448	$510,251
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	1.97	%(f)	1.95%	1.94%	2.11%	2.29%	2.41%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	1.99	%(f)	1.97%	1.96%	2.11%	2.23%	2.23%
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)(g)	1.47	%(f)	1.45%	1.43%	1.41%	1.06%	0.92%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	1.89	%(f)	1.89%	1.89%	1.91%	1.97%	2.09%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	1.91	%(f)	1.91%	1.91%	1.91%	1.91%	1.91%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	1.57	%(f)	1.53%	1.50%	1.61%	1.31%	1.05%
Portfolio turnover rate(h)	19%		51%	22%	15%	11%	8%

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	25

Griffin Institutional Access Real Estate Fund – Class A	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.

(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2021 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2020. Final characterization of the Fund’s 2021 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2021 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.

(d)	Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(f)	Annualized.

(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

26	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Net asset value, beginning of period	$24.00		$26.54	$26.33	$26.24	$26.42	$25.95
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.18	0.18	0.17	0.08	0.04
Net realized and unrealized gain/(loss)	1.26		(1.41)	1.42	1.31	1.12	1.82
Total from investment operations	1.35		(1.23)	1.60	1.48	1.20	1.86

DISTRIBUTIONS:
From net investment income	–		(0.35)	–	–	–	(0.03)
From net realized gain on investments	–		–	(0.52)	(0.20)	(0.30)	(0.32)
Return of capital	(0.64)		(0.96)	(0.87)	(1.19)	(1.08)	(1.04)
Total distributions(b)(c)	(0.64)		(1.31)	(1.39)	(1.39)	(1.38)	(1.39)

Net increase/(decrease) in net asset value	0.71		(2.54)	0.21	0.09	(0.18)	0.47
Net asset value, end of period	$24.71		$24.00	$26.54	$26.33	$26.24	$26.42
TOTAL RETURN(d)	5.71%		(4.68)%	6.24%	5.76%	4.68%	7.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$493,720		$499,225	$536,289	$470,711	$445,191	$302,319
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.73	%(f)	2.71%	2.70%	2.86%	3.04%	3.18%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	2.74	%(f)	2.72%	2.72%	2.86%	2.98%	2.98%
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)(g)	0.72	%(f)	0.71%	0.68%	0.66%	0.30%	0.17%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	2.65	%(f)	2.65%	2.64%	2.66%	2.72%	2.86%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	2.66	%(f)	2.66%	2.66%	2.66%	2.66%	2.66%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	0.81	%(f)	0.78%	0.76%	0.86%	0.56%	0.29%
Portfolio turnover rate(h)	19%		51%	22%	15%	11%	8%

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	27

Griffin Institutional Access Real Estate Fund – Class C	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.

(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2021 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2020. Final characterization of the Fund’s 2021 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2021 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.

(d)	Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(f)	Annualized.

(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

28	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Year Ended September 30, 2017	For the Year Ended September 30, 2016
Net asset value, beginning of period	$25.25		$27.65	$27.16	$26.80	$26.71	$25.98
INCOME FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.22		0.45	0.46	0.45	0.35	0.31
Net realized and unrealized gain/(loss)	1.35		(1.48)	1.48	1.33	1.15	1.82
Total from investment operations	1.57		(1.03)	1.94	1.78	1.50	2.13

DISTRIBUTIONS:
From net investment income	–		(0.37)	–	–	–	(0.03)
From net realized gain on investments	–		–	(0.55)	(0.20)	(0.30)	(0.32)
Return of capital	(0.68)		(1.00)	(0.90)	(1.22)	(1.11)	(1.05)
Total distributions(b)(c)	(0.68)		(1.37)	(1.45)	(1.42)	(1.41)	(1.40)

Net increase/(decrease) in net asset value	0.89		(2.40)	0.49	0.36	0.09	0.73
Net asset value, end of period	$26.14		$25.25	$27.65	$27.16	$26.80	$26.71
TOTAL RETURN(d)	6.29%		(3.75)%	7.30%	6.81%	5.75%	8.35%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000s)	$1,617,975		$1,624,344	$1,473,477	$992,272	$657,954	$353,907
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	1.73	%(f)	1.71%	1.70%	1.86%	2.04%	2.17%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (e)	1.74	%(f)	1.72%	1.71%	1.86%	1.97%	1.98%
Ratio of net investment income to average net assets including fee waivers and reimbursements(e)(g)	1.72	%(f)	1.71%	1.69%	1.67%	1.31%	1.16%

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(e)	1.65	%(f)	1.65%	1.65%	1.66%	1.73%	1.85%
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(e)	1.66	%(f)	1.66%	1.66%	1.66%	1.66%	1.66%
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(e)(g)	1.81	%(f)	1.79%	1.76%	1.87%	1.55%	1.30%
Portfolio turnover rate(h)	19%		51%	22%	15%	11%	8%

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	29

Griffin Institutional Access Real Estate Fund – Class I	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	Calculated using the average shares method.

(b)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(c)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2021 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2020. Final characterization of the Fund’s 2021 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2021 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.

(d)	Total returns are for the period indicated. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(e)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(f)	Annualized.

(g)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

(h)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

30	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
Net asset value, beginning of period	$24.46		$26.98	$26.70	$26.54	$26.48

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.12		0.25	0.26	0.25	0.13
Net realized and unrealized gain/(loss)	1.30		(1.44)	1.44	1.31	1.33
Total from investment operations	1.42		(1.19)	1.70	1.56	1.46

DISTRIBUTIONS:
From net investment income	–		(0.35)	–	–	–
From net realized gain on investments	–		–	(0.54)	(0.20)	(0.30)
Return of capital	(0.66)		(0.98)	(0.88)	(1.20)	(1.10)
Total distributions(c)(d)	(0.66)		(1.33)	(1.42)	(1.40)	(1.40)

Net increase in net asset value	0.76		(2.52)	0.28	0.16	0.06
Net asset value, end of period	$25.22		$24.46	$26.98	$26.70	$26.54
TOTAL RETURN(e)	5.86%		(4.44)%	6.51%	6.03%	5.63%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year or period (000s)	$977,077		$942,531	$807,774	$402,482	$117,018

Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(f)	2.48	%(g)	2.46%	2.44%	2.58%	2.71	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (f)	2.48	%(g)	2.46%	2.44%	2.59%	2.66	%(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(f)(h)	0.99	%(g)	0.98%	0.98%	0.94%	0.57	%(g)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(f)	2.40	%(g)	2.40%	2.39%	2.41%	2.46	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(f)	2.40	%(g)	2.40%	2.39%	2.41%	2.41	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(f)(h)	1.07	%(g)	1.04%	1.03%	1.14%	0.77	%(g)
Portfolio turnover rate	19%		51%	22%	15%	11	%(i)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	31

Griffin Institutional Access Real Estate Fund – Class M	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	The Fund’s Class M shares commenced operations on November 17, 2016.

(b)	Calculated using the average shares method.

(c)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(d)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2021 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2020. Final characterization of the Fund’s 2021 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2021 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.

(e)	Total returns are for the years or period indicated and have not been annualized for periods less than a year. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years or period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(g)	Annualized.

(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

(i)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

32	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

	For the Six Months Ended March 31, 2021 (Unaudited)		For the Year Ended September 30, 2020	For the Year Ended September 30, 2019	For the Year Ended September 30, 2018	For the Period Ended September 30, 2017(a)
Net asset value, beginning of period	$24.74		$27.22	$26.87	$26.64	$26.63

INCOME FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.16		0.31	0.33	0.32	0.12
Net realized and unrealized gain/(loss)	1.32		(1.45)	1.45	1.32	0.59
Total from investment operations	1.48		(1.14)	1.78	1.64	0.71

DISTRIBUTIONS:
From net investment income	–		(0.35)	–	–	–
From net realized gain on investments	–		–	(0.54)	(0.20)	(0.15)
Return of capital	(0.67)		(0.99)	(0.89)	(1.21)	(0.55)
Total distributions(c)(d)	(0.67)		(1.34)	(1.43)	(1.41)	(0.70)

Net increase in net asset value	0.81		(2.48)	0.35	0.23	0.01
Net asset value, end of period	$25.55		$24.74	$27.22	$26.87	$26.64
TOTAL RETURN(e)	6.04%		(4.20)%	6.77%	6.30%	2.70%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year or period (000s)	$82,580		$78,213	$100,151	$45,853	$13,833
Ratios to Average Net Assets (including interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(f)	2.22	%(g)	2.20%	2.19%	2.34%	2.44	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees (f)	2.22	%(g)	2.20%	2.19%	2.35%	2.39	%(g)
Ratio of net investment income to average net assets including fee waivers and reimbursements(f)(h)	1.24	%(g)	1.19%	1.23%	1.19%	1.05	%(g)

Ratios to Average Net Assets (excluding interest expense)
Ratio of expenses to average net assets excluding fee waivers and reimbursements/recoupment of previously waived fees(f)	2.14	%(g)	2.14%	2.14%	2.16%	2.21	%(g)
Ratio of expenses to average net assets including fee waivers and reimbursements/recoupment of previously waived fees(f)	2.14	%(g)	2.14%	2.14%	2.16%	2.16	%(g)
Ratio of net investment income to average net assets excluding fee waivers and reimbursements(f)(h)	1.32	%(g)	1.25%	1.28%	1.39%	1.23	%(g)
Portfolio turnover rate	19%		51%	22%	15%	11	%(i)

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2021	33

Griffin Institutional Access Real Estate Fund – Class L	Financial Highlights

For a Share Outstanding Throughout the Periods Presented

(a)	The Fund’s Class L shares commenced operations on April 25, 2017.

(b)	Calculated using the average shares method.

(c)	Total distributions during a calendar year generally will be made from the Fund’s net investment income, net realized gains on investments and net unrealized gains on investments, if any. The portion of distributions paid not attributable to net investment income or net realized gains on investments, if any, is distributed from the Fund’s assets and is treated by shareholders as a nontaxable distribution (“Return of Capital”) for tax purposes. Return of capital is a tax concept, not an economic concept. The tax character of the Fund’s distributions, in isolation, does not reveal much information about whether the distributions are supported by the Fund’s returns. Reported distributions from net investment income and realized gains on investments are not an indication as to whether or not the Fund’s distributions are supported by the Fund’s returns. The Fund can have distributions from net investment income and realized capital gains in years in which it incurs an economic loss due to unrealized losses not being recognized for tax purposes. A common method in which to determine if the Fund’s distributions are supported by economic returns is to examine the Fund’s Net Asset Value (“NAV”) over the course of a year. If the Fund’s NAV has increased, the Fund will have economically earned more than it has distributed, regardless of whether such distributions are reported as being from net investment income, net realized gains on investments or return of capital. If the Fund’s NAV decreases, the Fund will have distributed more than it has economically earned or it will have incurred an economic loss.

(d)	The Fund has substantial investments in real estate investment trusts, or REITs, which are generally not subject to federal income taxes. Distributions that the Fund receives from REITs can be classified as ordinary income, capital gain income or return of capital by the REITs that make these distributions to the Fund. However, it is not possible for the Fund to characterize distributions received from REITs during interim periods because the REIT issuers do not report their tax characterizations until after year end. The Fund has estimated the character of distributions for the six-month period ended March 31, 2021 based on the percentage of such distributions attributable to net investment income, net realized gains and return of capital for the fiscal year ended September 30, 2020. Final characterization of the Fund’s 2021 distributions to its common shareholders is also dependent upon the size or timing of the Fund’s securities transactions prior to year-end. Therefore, it is likely that some portion of the Fund’s 2021 investment income and distributions to its common shareholders will be recharacterized as long term capital gain and return of capital for financial statement and U.S. federal income tax purposes subsequent to year end and reflected accordingly in the Fund’s year-end financial statements.

(e)	Total returns are for the years or period indicated and have not been annualized for periods less than a year. Total returns would have been lower had certain expenses not been waived or recouped by the Adviser during the years or period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(f)	The ratios of expenses to average net assets and net investment income to average net assets do not reflect the expenses of the underlying private real estate funds in which the Fund invests which typically range from 0.80% to 1.00% on an annual basis. However, the Fund invests in each underlying private real estate investment fund based upon the net asset value of each such fund which reflects the costs of investing in the applicable fund, including the management fee of the underlying fund and other operating expenses. The net asset value of each underlying private real estate investment fund is incorporated into the ratios described above.

(g)	Annualized.

(h)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying investments in which the Fund invests.

(i)	Portfolio turnover rate for periods less than one full year has not been annualized and is calculated at the Fund level.

See Notes to Financial Statements.

34	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

1.  ORGANIZATION

Griffin Institutional Access Real Estate Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end management investment company. The Fund engages in a continuous offering of shares and operates as an interval fund that offers quarterly repurchases of shares at Net Asset Value (“NAV”). The Fund’s investment adviser is Griffin Capital Advisor, LLC (the “Adviser”). The investment objective of the Fund is to generate a return comprised of both current income and capital appreciation with moderate volatility and low correlation to the broader markets. The Fund pursues its investment objective by strategically investing across private institutional real estate investment funds as well as a diversified set of public real estate securities.

The Fund was organized as a statutory trust on November 5, 2013, under the laws of the State of Delaware. The Fund commenced operations on June 30, 2014 and is authorized to issue an unlimited number of shares with no par value.

The Fund currently offers Class A, Class C, Class I, Class M and Class L shares. Class A shares commenced operations on June 30, 2014, Class C and Class I shares commenced operations on August 10, 2015, Class M shares commenced operations on November 17, 2016 and Class L shares commenced operations on April 25, 2017. The sales load payable by each investor depends on the amount invested, and the class of shares invested into, by such investor in the Fund. Class A and Class L shares are offered subject to a maximum sales charge of 5.75% and 4.25%, respectively, of their offering price. Class C, Class I and Class M shares are offered at net asset value. Class C shares may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 365 days after their purchase. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund's income, expenses (other than class specific service and distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The Fund is considered an investment company following accounting and reporting guidance in Accounting Standards Codification (“ASC”) Topic 946 – Financial Services – Investment Companies. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Determination of Net Asset Value – The net asset value of shares of the Fund is determined following the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. Each of the Fund’s share classes will be offered at net asset value plus the applicable sales load, if any. The Fund’s net asset value per share is calculated, on a class-specific basis, by dividing the value of the Fund’s total assets (the value of the securities the Fund holds plus cash or other assets, including interest accrued but not yet received), less accrued expenses and other liabilities of the Fund by the total number of shares outstanding. During the continuous offering, the price of the shares will increase or decrease on a daily basis according to the net asset value of the shares.

Valuation of Public Securities – Readily marketable portfolio securities listed on a public exchange are valued at their current market values determined on the basis of market or dealer quotations obtained from independent pricing services approved by the Board. Such quotes typically utilize official closing prices, generally the last sale price, reported to the applicable securities exchange if readily available. If there has been no sale on such day that value is being determined, the securities are valued at the last reported sale price unless the Fair Value Pricing Committee believes the price is no longer reliable. If market prices become unreliable because of events occurring after the close of trading, then the security is valued by such method as the Fair Value Pricing Committee shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected by the exchange representing the principal market for such securities. Securities trading on NASDAQ are valued at NASDAQ official closing price.

The Board will determine in good faith, the fair value of securities for which market or dealer quotations are not readily available or deemed unreliable. In determining the fair value of publicly traded securities for which market or dealer quotations are not readily available or unreliable the Adviser, together with the Fair Value Pricing Committee, will take into account all reasonably available information that may be relevant to a particular security including, but not limited to: pricing history, current market level, supply and demand of the respective security; comparison to the values and current pricing of securities that have comparable characteristics; knowledge of historical market information with respect to the security; fundamental analytical data, such as periodic financial statements, and other factors or information relevant to the security, issuer, or market. For securities that are fair valued in ordinary course of Fund operations, the Board has delegated the day to day responsibility for determining fair valuation to the Fair Value Pricing Committee in accordance with the policies approved by the Board. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.

Semi-Annual Report | March 31, 2021	35

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

Valuation of Private Investment Funds – The Fund’s allocation to Private Investment Funds generally includes open-end private investment funds that elect to be treated as REITs for tax purposes. The Private Investment Funds generally include private funds investing in real estate assets (“Private Equity REITs”) and private funds investing in debt instruments secured or otherwise supported by real estate assets (“Private Debt Funds”). The sponsors or agents of the Private Investment Funds measure their investment assets at fair value and report a NAV per share no less frequently than quarterly (“Sponsor NAV”). The Private Investment Funds have generally adopted valuation practices consistent with the valuation standards and techniques established by professional industry associations that advise the institutional real estate investment community. Such valuation standards seek general application of U.S. Generally Accepted Accounting Principles (GAAP) fair value standards, uniform appraisal standards and the engagement of independent valuation advisory firms.

The valuations of the Private Investment Funds have a considerable impact on the Fund’s NAV as a significant portion of the Fund’s assets are invested in Private Investment Funds. Market and dealer quotations are generally not readily available for the Private Investment Funds in which the Fund invests, and as such, the Fund utilizes Sponsor NAVs or other valuation methodologies approved by the Fair Value Pricing Committee when determining the fair value of the Private Investment Funds. The Fund may also use a third-party valuation specialist to assist in determining fair value of the Private Investment Funds held in the Fund’s portfolio.

Private Equity REITs. The Private Equity REITs produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Equity REIT sponsor, if necessary. In between receipt of Sponsor NAVs, the value of each Private Equity REIT is adjusted daily by the change in a proprietary index (the “Index”) that the Fund’s Board has deemed representative of the private equity real estate market. This process is applied daily to each respective Private Equity REIT until the receipt of the next Sponsor NAV. The Index seeks to reflect market conditions of the broader private equity real estate market in an effort to ensure any such changes in market conditions are reflected in the NAV of the Fund. The Index is comprised of private real estate investment funds (“Index Constituents”) that produce a daily NAV and generally hold institutional quality assets. The Index is monitored by the Adviser on a regular basis, and the Adviser will consult with the Fair Value Pricing Committee if monitoring suggests a modification to the Index Constituents or other change(s) to the Index to better reflect market conditions. Further, in the event that a Sponsor NAV is not provided by a Private Equity REIT following the conclusion of such Private Equity REIT’s valuation period, the Adviser shall inform the Fair Value Pricing Committee and a meeting may be called to determine fair value.

Private Debt Funds. The Private Debt Funds produce Sponsor NAVs no less frequently than quarterly. Such Sponsor NAVs are reviewed by the Adviser upon receipt and subsequently applied to the Fund’s NAV following consultation with the Private Debt Fund sponsor, if necessary. The Fund will, in certain cases, accrue income on a daily basis for each Private Debt Fund based on the prior period’s distribution rate and/or guidance provided by each respective Private Debt Fund sponsor. In the event that a Sponsor NAV is not provided by a Private Debt Fund following the conclusion of such Private Debt Fund’s valuation period, or if the Adviser becomes aware of an event warranting an update to a Private Debt Fund valuation, the Adviser shall inform the Fair Value Pricing Committee and a meeting may be called to determine fair value.

Fair Value Measurements – A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available. In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability at the measurement date; and

Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

36	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

An investment level within the fair value hierarchy is based on the lowest level input, individually or in the aggregate, that is significant to fair value measurement. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk or liquidity associated with investing in those securities. The valuation techniques used by the Fund to measure fair value during the six months ended March 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs. For the six months ended March 31, 2021, the Fund did not use unobservable inputs (Level 3) when determining fair value. The following is a summary of the fair valuations according to the inputs used in valuing the Fund’s investments as of March 31, 2021:

Investments in Securities at Value	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Real Estate Investment Trusts
Private Investment Funds (Measured at net asset value)(a)	$–	$–	$–	$2,686,575,446
Publicly Traded Securities	950,089,241	–	–	950,089,241
Preferred Stocks	85,155,515	–	–	85,155,515
Short Term Investment	6,421,118	–	–	6,421,118
Total	$1,041,665,874	$–	$–	$3,728,241,320

(a)	In accordance with Subtopic 820-10, certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been classified in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

For the six months ended March 31 2021, the Fund did not use any significant unobservable inputs (Level 3) when determining fair value.

Investment Transactions – Investment security transactions are accounted for on trade date. Gains and losses on securities sold are determined on a specific identification basis.

Investment Income – Interest income is accrued and recorded on a daily basis including amortization of premiums, accretion of discounts and income earned from money market funds. Dividend income is recorded on the ex-dividend date.

Distributions to Shareholders – Distributions from net investment income, if any, will be declared and paid quarterly. Distributions of net realized capital gains, if any, will be declared and paid annually. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Distributions from Underlying Real Estate Investment Trusts – Distributions made to the Fund by the underlying REITs in which the Fund invests may take several forms. Specifically, such distributions may be in the form of dividends, capital gains, and/or a return of capital.

Unfunded Commitments – Typically, when the Fund invests in a Private Investment Fund, the Fund makes a commitment to invest a specified amount of capital in the applicable Private Investment Fund. The capital commitment may be drawn by the general partner of the Private Investment Fund either all at once or through a series of capital calls at the discretion of the general partner. Thus, an Unfunded Commitment represents the portion of the Fund’s overall capital commitment to a particular Private Investment Fund that has not yet been called by the general partner of the Private Investment Fund. Unfunded Commitments may subject the Fund to certain risks. For example, the Fund may be required to: liquidate other portfolio investments, potentially at inopportune times, in order to obtain the cash needed to satisfy its obligations with respect to a capital call; borrow under a line of credit which may result in additional expenses to the Fund; or, to the extent a buyer can be identified and subject to the provisions of the limited partnership agreement of the relevant Private Investment Fund, seek to sell/assign the interest subject to the capital call to a third party thereby eliminating the obligation. In addition, should the Fund be unable to satisfy its commitment obligation on a timely basis and defaults on a called capital commitment, the underlying Private Investment Fund, pursuant to its limited partnership agreement, typically has a number of potential remedies, including, by way of illustration, a reallocation of the Fund's defaulted commitment amount to other limited partners, a reallocation of a portion of the Fund's existing interest to the other limited partners as a penalty for the default, or the general partner of underlying Private Investment Fund could sue the Fund for breach of contract. As of March 31, 2021, the Fund had total Unfunded Commitments in the amount of $104,652,306.

Semi-Annual Report | March 31, 2021	37

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

Indemnification – The Fund indemnifies its Officers and Trustees for certain liabilities that may arise from the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on industry experience, the Fund expects the risk of loss due to these warranties and indemnities to be remote.

Federal Income Taxes – The Fund intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the Fund’s tax returns for open tax years or expected to be taken in the Fund’s 2021 returns.

3. ADVISORY FEES, ADMINISTRATION FEES AND OTHER AGREEMENTS

Investment Advisory

Pursuant to the Investment Advisory Agreement with the Fund (“Advisory Agreement”), the Adviser is entitled to an investment advisory fee, computed daily and payable monthly at an annual rate of 1.50% of the average daily net assets of the Fund.

The Adviser and the Fund have entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) under which the Adviser has agreed contractually to waive its fees and to pay or absorb the ordinary annual operating expenses of the Fund (including organizational and offering expenses, but excluding taxes, interest, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) so that the total annual operating expenses of the Fund do not exceed 1.91% per annum of Class A average daily net assets, 2.66% per annum of Class C average daily net assets, 1.66% per annum of Class I average daily net assets, 2.41% per annum of Class M average daily net assets and 2.16% per annum of Class L average daily net assets (the “Expense Limitations”). The Expense Limitation Agreement will remain in effect until February 1, 2022, unless and until the Trustees approve its modification or termination. The Fund does not anticipate that the Trustees will terminate the Expense Limitation Agreement during this period. The Expense Limitation Agreement may not be terminated by the Adviser. In consideration of the Adviser’s agreement to limit the Fund’s expenses, the Fund has agreed to repay the Adviser in the amount of any fees waived and Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for fees and expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lesser of the Expense Limitations in place at the time of waiver or at the time of reimbursement to be exceeded.

During the six months ended March 31, 2021, the fees waived/reimbursed and recoupment of previously waived fees under the Expense Limitation Agreement were as follows:

Recoupment of Previously Waived Fees by Advisor
$161,211

As of March 31, 2021, the balance of recoupable expenses for the Fund was as follows:

Expires September 30, 2021	Expires September 30, 2022	Expires September 30, 2023
$3,581	$35,932	$80,813

38	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

Sub-advisory services are provided to the Fund pursuant to agreements between the Adviser and both Aon Investments USA Inc. (“Aon”) and CenterSquare Investment Management LLC. (“CenterSquare” and collectively with Aon, the “Sub-Advisers”). Under the terms of the respective sub-advisory agreement, the Adviser compensates each Sub-Adviser based on a portion of the Fund’s average daily net assets which have been allocated to such Sub-Adviser to manage. Fees paid to each Sub-Adviser are not an expense of the Fund. The fee tables are as follows:

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets Managed by CenterSquare
$0 - $50M	0.50%
$50 - $100M	0.45%
$100 - $150M	0.40%
Over $150M	0.35%

Annual Sub-Advisory Fee Rate as a Percentage of Average Daily Net Assets Advised by Aon
$0 - $500M	0.15%
$500 - $750M	0.125%
$750M - $1B	0.10%
Over $1B	0.07%

Fund Administrator and Accounting Fees and Expenses

ALPS Fund Services, Inc. serves as the Fund’s administrator and accounting agent (the “Administrator”) and receives customary fees from the Fund for such services. The Administrator is also reimbursed by the Fund for certain out of pocket expenses.

Transfer Agency Fees and Expenses

DST Systems, Inc. serves as transfer, distribution paying and shareholder servicing agent for the Fund and receives customary fees from the Fund for such services.

Custody Fees and Expenses

UMB Bank, n.a. serves as the Fund’s custodian and receives customary fees from the Fund for such services.

Distribution and Shareholder Servicing Fees and Expenses

The Fund has entered into a Distribution Agreement with ALPS Distributors, Inc. (the “Distributor”) to provide distribution services to the Fund. The Distributor serves as principal underwriter of shares of the Fund. Under the Distribution Agreement the Fund’s Class C and Class M shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.75% of the Fund’s average daily net assets attributable to Class C and Class M shares, payable on a monthly basis. Class L shares will pay to the Distributor a Distribution Fee that will accrue at an annual rate equal to 0.25% of the Fund’s average daily net assets attributable to Class L shares, payable on a monthly basis. For the six months ended March 31, 2021, Class C, Class M and Class L shares incurred distribution fees of $1,844,653, $3,562,479 and $99,482, respectively. Class A and Class I shares are not currently subject to a Distribution Fee. Under the Shareholder Services Plan, the Fund’s Class A, Class C and Class L shares may pay up to 0.25% per year of their average daily net assets for such services. Class I and Class M shares are not currently subject to a shareholder services fee. For the six months ended March 31, 2021, Class A, Class C and Class L shares incurred shareholder servicing fees of $873,579, $614,884 and $99,482, respectively.

The Distributor has entered into a wholesale marketing agreement with Griffin Capital Securities, LLC, a registered broker-dealer affiliate of the Adviser. Pursuant to the terms of the wholesale marketing agreement, Griffin Capital Securities, LLC will seek to market and otherwise promote the Fund through various wholesale distribution channels, including regional and independent retail broker-dealers, wirehouses and registered investment advisers.

Officer and Trustee Compensation

Each "non-interested" receives an annual retainer of $55,000, paid quarterly, as well as reimbursement for any reasonable expenses incurred attending the meetings and $500 per non-interested Trustee per each special telephonic meeting (exclusive of one special telephonic meeting per year). The Chair of the Audit Committee receives an additional $15,000 annually. None of the executive officers, with the exception of the Chief Compliance Officer, receive compensation from the Fund. Certain Trustees and officers of the Fund are also officers of the Adviser and are not paid by the Fund for serving in such capacities.

Semi-Annual Report | March 31, 2021	39

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the six months ended March 31, 2021 were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$717,875,747	$897,553,303

5. TAX BASIS INFORMATION

Distributions are determined in accordance with federal income tax regulations, which differ from U.S. GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The tax character of distributions paid for the year ended September 30, 2020 were as follows:

Year	Ordinary Income	Long-Term Capital Gain	Return of Capital
2020	$53,464,016	$–	$156,788,851

As of March 31, 2021, net unrealized appreciation of investments based on the federal tax cost was as follows:

Gross Appreciation (excess of value over tax cost)	Gross Depreciation (excess of tax cost over value)	Net Unrealized Appreciation/(Depreciation)	Cost of Investments for Income Tax Purposes
$507,841,992	$(12,532,095)	$495,309,897	$3,232,931,423

The difference between book basis and tax basis distributable earnings and unrealized appreciation/(depreciation) is primarily attributable to the tax deferral of losses on wash sales, investments in partnerships, and certain other investments.

6. LINES OF CREDIT

The Fund has entered into secured bank lines of credit through BNP Paribas Prime Brokerage International, Ltd. (“BNP”) and Credit Suisse First Boston Ltd. ("Credit Suisse" and together with BNP, the "Banks") subject to the limitations of the 1940 Act for borrowings.

Borrowings under the BNP arrangement bear interest at the 3 month LIBOR plus 95 basis points at the time of borrowing. During the six months ended March 31, 2021, the Fund had outstanding borrowings for 92 days and incurred $115,203 of interest expense related to its outstanding borrowings under the BNP arrangement. Average borrowings and average interest rate for the 92 days in which the Fund had outstanding borrowings under the BNP arrangement were $38,315,217 and 1.17%, respectively. The largest outstanding borrowing under the BNP arrangement during the six months ended March 31, 2021 was $70,000,000.

Borrowings under the Credit Suisse arrangement bore interest at LIBOR plus 205 basis points at the time of borrowing and an unused commitment fee rate equal to 59.8 basis points. The Credit Suisse arrangement is subject to a maximum commitment of $450,000,000 although the Fund may request an increase to the maximum commitment subject to certain conditions. During the six months ended March 31, 2021, the Fund had outstanding borrowings for 3 days and incurred $7,003 of interest expense related to its outstanding borrowings under the Credit Suisse arrangements. The Fund also incurred $1,360,450 of total unused fees, which is included in the interest expense line item on the Statement of Operations. Average borrowings and average interest rate for the 3 days in which the Fund had outstanding borrowings under the Credit Suisse arrangement were $50,000,000 and 1.69%, respectively. The largest outstanding borrowing under the Credit Suisse arrangement during the six months ended March 31, 2021 was $50,000,000.

As of March 31, 2021, the Fund had no outstanding borrowings and, therefore, no securities were pledged as collateral to the Banks. Certain of the Fund's underlying investments are pledged as collateral when the Fund borrows from the Banks.

40	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

7. REPURCHASE OFFERS

As a continuously offered, closed-end interval fund, the Fund has adopted a fundamental policy in which it offers to repurchase at net asset value no less than 5% of the outstanding shares of the Fund once each quarter. If shareholders tender for repurchase more than the amount in a repurchase offer, the Fund may, but is not required to, repurchase an additional amount of shares not to exceed 2% of the outstanding shares of the Fund on the repurchase request deadline. If the Fund determines not to repurchase more than the amount in a repurchase offer, or if shareholders tender shares in an amount exceeding the amount in a repurchase offer plus 2% of the outstanding shares on the repurchase request deadline, the Fund will repurchase the shares on a pro rata basis. It is possible that a repurchase offer may be oversubscribed and as such there is no guarantee that shareholders will be able to sell all of the shares they desire to sell in a quarterly repurchase offer, although each shareholder will have the right to require the Fund to purchase at least 5% of such shareholder’s shares in each quarterly repurchase. Liquidity will be provided to shareholders only through the Fund’s quarterly repurchase offers. Shareholders will receive written notice of each quarterly repurchase offer ("Repurchase Offer Notice") that includes the date the repurchase offer period ends ("Repurchase Request Deadline") and the date the repurchase price will be determined ("Repurchase Pricing Date"). Shares will be repurchased at the NAV per share determined on the Repurchase Pricing Date.

During the six months ended March 31, 2021 the Fund completed two quarterly repurchase offers in which the Fund offered to repurchase up to 5% of its outstanding shares as of each respective Repurchase Request Deadline. Shareholder repurchase requests received by the Fund in good order by the November 10, 2020 and February 9, 2021 Repurchase Request Deadlines exceeded the number of Fund shares subject to each repurchase offer and, as such, the Fund determined to repurchase shares on a pro rata basis. Accordingly, the Fund repurchased approximately 58% of the total number of shares tendered for repurchase on November 10, 2020, and approximately 58% of the total number of shares tendered for repurchase on February 9, 2021. The results of the aforementioned repurchase offers were as follows:

	Repurchase Offer #1	Repurchase Offer #2
Commencement Date	September 29,2020	December 29,2020
Repurchase Request Deadline	November 10,2020	February 9,2021
Repurchase Pricing Date	November 10,2020	February 9,2021
Amount Repurchased	$200,171,480	$199,690,040
Shares Repurchased	7,909,235	7,787,790

8. PRINCIPAL RISK FACTORS

Concentration of Credit Risk – The Fund places its cash with one banking institution, which is insured by the Federal Deposit Insurance Corporation (“FDIC”). The FDIC limit is $250,000. At various times throughout the year, the amount on deposit may exceed the FDIC limit and subject the Fund to a credit risk. The Fund does not believe that such deposits are subject to any unusual risk associated with investment activities. The Fund may invest cash balances in an open-end Money Market Mutual Fund (“Money Market Fund”). The Money Market Fund is valued at its closing NAV. The Money Market Fund is not subject to FDIC insurance.

LIBOR Risk – Holdings of certain of the Fund’s underlying investments, and the Fund’s financing terms, may be based on floating rates, such as LIBOR. LIBOR, or the London Interbank Offered Rate, is a benchmark that dictates daily interest rates on loans and financial instruments globally. Plans are underway to phase out the use of LIBOR by the end of 2021, which indicates the continuation of LIBOR and other reference rates on the current basis cannot and will not be guaranteed after 2021. Any replacement rate chosen may be less favorable than the current rates. Until the announcement of the replacement rate, the Fund may continue borrow under its credit facilities at rates that reference LIBOR and invest in underlying funds that may hold underlying assets referencing LIBOR or otherwise use LIBOR. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund’s investments and/or the Fund’s credit facilities cannot yet be determined.

Liquidity Risk – There currently is no secondary market for the Fund’s shares and the Adviser does not expect that a secondary market will develop. Limited liquidity is provided to shareholders only through the Fund’s quarterly repurchase offers for no less than 5% of the Fund’s shares outstanding at net asset value. There is no guarantee that shareholders will be able to sell all of the shares they desire in a quarterly repurchase offer. The Fund’s investments also are subject to liquidity risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling such illiquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of other investments at unfavorable times or prices in order to satisfy its obligations.

Market Risk – An investment in the fund’s shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in the fund’s shares represents an indirect investment in the securities owned by the fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably.

Semi-Annual Report | March 31, 2021	41

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

Mortgage-Backed Securities Risk – Mortgage-backed securities represent interests in “pools” of mortgages and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. When the Fund invests in mortgage-backed securities, the Fund is subject to the risk that, if the underlying borrowers fail to pay interest or repay principal, the assets backing these securities may not be sufficient to support payments on the securities. Prepayment risk is associated with mortgage-backed securities. If interest rates fall, the underlying debt may be repaid ahead of schedule, reducing the value of the Fund’s investments. If interest rates rise, there may be fewer prepayments, which would cause the average bond maturity to rise, increasing the potential for the Fund to lose money. The value of these securities may be significantly affected by changes in interest rates, the market’s perception of issuers, and the creditworthiness of the parties involved. The ability of the Fund to successfully utilize these instruments may depend on the ability of the Fund’s Adviser or Sub-Adviser to forecast interest rates and other economic factors correctly. These securities may have a structure that makes their reaction to interest rate changes and other factors difficult to predict, making their value highly volatile. The credit risk on such securities is affected by borrowers defaulting on their loans. The values of assets underlying mortgage-backed securities may decline and, therefore, may not be adequate to cover underlying investors. Many of the risks of investing in MBS reflect the risks of investing in the real estate securing the underlying mortgage loans. These risks reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make loan payments, and the ability of a property to attract and retain tenants.

Pandemic Risk – An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in December 2019 and has now been detected globally. COVID-19 has resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19, and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many countries or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak, or other infectious diseases, may exacerbate other pre-existing political, social and economic risks in certain countries or globally. As such, issuers of real estate securities with properties, operations, productions, offices, and/or personnel in (or other exposure to) areas affected by diseases outbreaks may experience significant disruptions to their business and/or holdings. Potential impacts on the real estate market may include lower occupancy rates, decreased lease payments, defaults and foreclosures, among other consequences. The extent to which COVID-19 or other infectious diseases will affect the Fund, the Fund’s service providers and/or such issuer’s operations and results will depend on future developments, which are highly uncertain and cannot be predicted, including new information that may emerge concerning the severity of COVID-19 and the actions taken to contain COVID-19. The duration of the COVID-19 outbreak cannot be determined with certainty.

Preferred Securities Risk – There are various risks associated with investing in preferred securities, including credit risk, interest rate risk, deferral and omission of distributions, subordination to bonds and other debt securities in a company’s capital structure, limited liquidity, limited voting rights and special redemption rights. Interest rate risk is, in general, the risk that the price of a debt security falls when interest rates rise. Securities with longer maturities tend to be more sensitive to interest rate changes. Credit risk is the risk that an issuer of a security may not be able to make principal and interest or dividend payments on the security as they become due. Holders of preferred securities may not receive dividends, or the payment can be deferred for some period of time. In bankruptcy, creditors are generally paid before the holders of preferred securities.

Private Investment Fund Risk – The Fund’s investment in Private Investment Funds will require it to bear a pro rata share of the vehicles’ expenses, including management and performance fees. The fees the Fund pays to invest in a Private Investment Fund may be higher than if the manager of the Private Investment Fund managed the Fund’s assets directly. The performance fees charged by certain Private Investment Funds may create an incentive for its manager to make investments that are riskier and/or more speculative than those it might have made in the absence of a performance fee. Furthermore, Private Investment Funds, like the other Underlying Funds in which the Fund may invest, are subject to specific risks, depending on the nature of the vehicle, and also may employ leverage such that their returns are more than one times that of their benchmark which could amplify losses suffered by the Fund when compared to unleveraged investments. Shareholders of the Private Investment Funds are not entitled to the protections of the 1940 Act. For example, Private Investment Funds need not have independent boards, shareholder approval of advisory contracts may not be required, the Private Investment Funds may utilize leverage and may engage in joint transactions with affiliates. These characteristics present additional risks for shareholders.

Real Estate Industry Concentration Risk – Because the Fund will concentrate its investments in real estate securities, its portfolio will be significantly impacted by the performance of the real estate market and may experience more volatility and be exposed to greater risk than a more diversified portfolio. Significant investments in the securities of issuers within the real estate industry and any development affecting the real estate industry will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in the real estate industry. The Fund’s investment in real estate equity or debt may be subject to risks similar to those associated with direct investment in real property. The value of the Fund’s shares will be affected by factors affecting the value of real estate and the earnings of companies engaged in the real estate industry. These factors include, among others: (i) changes in general economic and market conditions; (ii) changes in the value of real estate properties; (iii) risks related to local economic conditions, overbuilding and increased competition; (iv) increases in property taxes and operating expenses; (v) changes in zoning laws; (vi) casualty and condemnation losses; (vii) variations in rental income, neighborhood values or the appeal of property to tenants; (viii) the availability of financing and (ix) changes in interest rates. Many real estate companies utilize leverage, which increases investment risk and could adversely affect a company’s operations and market value in periods of rising interest rates. The value of securities of companies in the real estate industry may go through cycles of relative under-performance and outperformance in comparison to equity securities markets in general. As of March 31, 2021, the Fund had 95.99% of the value of its net assets invested within the real estate industry.

42	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Notes to Financial Statements

March 31, 2021 (Unaudited)

REIT Risk – Share prices of Public REITs may decline because of adverse developments affecting the real estate industry and real property values. In general, real estate values can be affected by a variety of factors, including supply and demand for properties, the economic health of the country or of different regions, and the strength of specific industries that rent properties. Qualification as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”) in any particular year is a complex analysis that depends on a number of factors. There can be no assurance that an entity in which the Fund invests with the expectation that it will be taxed as a REIT will, in fact, qualify as a REIT. An entity that fails to qualify as a REIT would be subject to a corporate level tax, would not be entitled to a deduction for dividends paid to its shareholders and would not pass through to its shareholders the character of income earned by the entity. Dividends paid by REITs may not receive preferential tax treatment afforded other dividends.

9. ACCOUNTING PRONOUNCEMENTS

In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments provide optional expedients and exceptions for applying U.S. GAAP to contracts, hedging relationships, and other transactions affected by reference rate reform if certain criteria are met. The standard is effective upon issuance and can be applied through December 31, 2022. Management is currently evaluating the impact of the optional guidance on the Fund's financial statements and disclosures.

10. SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued.

As outlined in the Fund’s Quarterly Repurchase Offer Notice dated March 29, 2021, the Fund offered to repurchase up to 5% of its outstanding shares (the “Repurchase Offer”) at the net asset value of such shares on May 6, 2021 (the “Repurchase Date”). The Fund received repurchase requests totaling 5.74% of shares outstanding on the Repurchase Date, exceeding the number of shares subject to the Repurchase Offer. The Fund, however, determined to repurchase all shares tendered for repurchase which resulted in 8,827,176 shares being repurchased for $231,566,728. Shareholders who tendered shares for repurchase on May 6, 2021 received proceeds equal to 100% of their repurchase request.

Management has determined that there were no other subsequent events to report through the issuance of these financial statements.

Semi-Annual Report | March 31, 2021	43

Griffin Institutional Access Real Estate Fund	Additional Information

March 31, 2021 (Unaudited)

1. PROXY VOTING POLICIES AND VOTING RECORD

A description of the policies and procedures that the Fund uses to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 888-926-2688, or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to underlying portfolio securities during the most recent 12-month period ended June 30th is available without charge upon request by calling toll-free 888-926-2688, or on the SEC’s website at http://www.sec.gov.

2. QUARTERLY PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the SEC’s web site at http://www.sec.gov. Prior to August 29, 2019, the Fund filed its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q's are available on the SEC's website at http://www.sec.gov.

44	1.888.926.2688 | www.griffincapital.com

Griffin Institutional Access Real Estate Fund	Service Providers

March 31, 2021 (Unaudited)

Investment Adviser

Griffin Capital Advisor, LLC

Griffin Capital Plaza, 1520 East Grand Avenue, El Segundo, CA 90245

Investment Sub-Advisers

Aon Investments USA Inc.

200 East Randolph Street, Suite 1500, Chicago, IL 60601

CenterSquare Investment Management LLC

630 West Germantown Pike, Suite 300, Plymouth Meeting, PA 19462

Administrator

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Custodian

UMB Bank, n.a.

1010 Grand Blvd., Kansas City, Missouri 64106

Distributor

ALPS Distributors, Inc.

1290 Broadway, Suite 1000, Denver, CO 80203

Independent Registered Public Accounting Firm

BBD, LLP

1835 Market Street, 3rd Floor, Philadelphia, PA 19103

Legal Counsel

Greenberg Traurig, LLP

Terminus 200, 3333 Piedmont Road NE, Suite 2500, Atlanta, GA 30305

Transfer Agent and DRIP Administrator

DST Systems, Inc.

330 W 9th Street, Kansas City, MO 64105

Semi-Annual Report | March 31, 2021	45

Griffin Institutional Access Real Estate Fund	Privacy Notice

March 31, 2021 (Unaudited)

NOTICE OF PRIVACY POLICY & PRACTICES

The Griffin Institutional Access Real Estate Fund (the “Fund”) is committed to maintaining the confidentiality, integrity, and security of your nonpublic personal information (“NPI”). When you provide personal information, the Fund believes that you should be aware of policies utilized to protect the confidentiality of that information. The Fund needs to share your NPI to conduct everyday business. The following information is intended to help you understand what NPI we collect, how we protect your NPI from unauthorized access and why the Fund may share your NPI with other affiliated and non-affiliated parties.

The Fund collects the following nonpublic personal information about you:

●	Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

●	Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

How does the Fund protect your nonpublic personal information?

To protect your nonpublic personal information from unauthorized access and use, the Fund maintains physical, electronic and procedural safeguards that comply with applicable federal and state standards. These measures include computer safeguards and secured files and buildings.

What does the Fund do with your personal information?

The Fund does not permit use of your personal information for any joint marketing or non-business purpose. Further, the Fund does not permit the disclosure of your personal information to non-affiliated parties for marketing purposes. The Fund may, however, disclose your personal information to comply with regulatory requirements, court orders or other legal requirements.

Affiliated Parties

The Fund does not disclose any nonpublic personal information about our current or former shareholders to affiliated parties, except as permitted by applicable law or regulation and as described herein. The Fund may, for example, share NPI with personnel of the Fund’s investment adviser and affiliated broker-dealer which also serves as the Fund’s exclusive wholesale marketing agent. The Fund shares NPI with its affiliates for business purposes only in an effort to service your account(s) which includes, but is not limited to, assisting in processing your transactions, inquiring about your transactions and experience, sending you shareholder reports and other information about the Fund or to otherwise provide the applicable service and maintain your account(s). The Fund’s affiliated parties that receive your NPI are required to protect your NPI, provide it only to personnel who need and use it solely for the purpose for which they received it. The Fund and its affiliated parties that receive your NPI maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI.

Non-Affiliated Parties

The Fund does not disclose any nonpublic personal information about our current or former shareholders to non-affiliated third parties, except as permitted by applicable law or regulation and as described herein. The Fund may share NPI with non-affiliated service providers and their employees, including the Fund’s administrator, transfer agent, distributor, proxy solicitors and legal counsel, among others. The Fund shares NPI with its non-affiliated service providers to service your account(s) including, but not limited to, processing your transactions, sending you shareholder reports and other information about the Fund or to otherwise provide the applicable service and maintain your account(s). These non-affiliated service providers are required to protect your NPI and use it solely for the purpose for which they received it. The non-affiliated service providers are required to maintain physical, electronic and procedural safeguards that comply with applicable federal and state standards to guard your NPI.

46	1.888.926.2688 | www.griffincapital.com

Intentionally Left Blank

GRIFFIN CAPITAL SECURITIES
guardians of wealth

18191 Von Karman Avenue
Suite 300
Irvine, CA 92612

949.270.9300
www.griffincapital.com

Not a deposit	May lose value	No bank guarantee
Not insured by the FDIC, NCUA or any other government agency		

This material must be accompanied or preceded by a prospectus.

Griffin Capital Securities, LLC, Member FINRA/SIPC, is the exclusive wholesale marketing agent for Griffin Institutional Access Real Estate Fund. ALPS Distributors, Inc. is the distributor of Griffin Institutional Access Real Estate Fund. Griffin Capital and ALPS Distributors, Inc. are not affiliated.

© 2021 Griffin Institutional Access Real Estate Fund.
All rights reserved.

GFC001189 | 05.31.22

RE-IU122250W (0521)

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

The Fund is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this report.

(b)	Not applicable to the Fund.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)	Not applicable.

(b)	Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

No changes have occurred.

Item 11. Controls and Procedures.

(a)	Based on an evaluation of the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act), the Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are effective as of a date within 90 days of the filing date of this report.

(b)	There were no significant changes in the Fund’s internal control over financial reporting that occurred during the Fund’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

None.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications required by Item 13(a)(2) of Form N-CSR are filed herewith as Exhibit 99.CERT.

(b)	Certifications required by Item 13(b) of Form N-CSR are filed herewith as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

GRIFFIN INSTITUTIONAL ACCESS REAL ESTATE FUND

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)

By:	/s/ Kevin Shields
Kevin Shields
President (Principal Executive Officer)

Date:	June 4, 2021

By (Signature and Title)

By:	/s/ Joseph Miller
Joseph Miller
Treasurer (Principal Financial Officer)

Date:	June 4, 2021